                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            NIPSCO INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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Notes:

                   NIPSCO Industries, Inc.
                   801 E. 86th Avenue . Merrillville, IN 46410 . (219) 853-
                   5200
-------------------------------------------------------------------------------

Dear Fellow Shareholder:

  I am pleased to invite you to attend the NIPSCO Industries, Inc. 1999 annual meeting of shareholders on Wednesday, April 14, 1999. We will hold the meeting at 10:00 a.m., Eastern Standard Time, at the Century Center, 120 South Saint Joseph Street, South Bend, Indiana.

  The enclosed notice of meeting and proxy statement describe the business that we will consider at the meeting. We also will welcome former shareholders of Bay State Gas Company to their first NIPSCO Industries, Inc. annual meeting of shareholders. The Company closed its acquisition of Bay State on February 12, 1999 and as a part of that transaction issued 11,043,168 common shares of NIPSCO Industries, Inc. stock to Bay State shareholders. As a result, the Company had 128,627,282 common shares issued and outstanding as of the March 4, 1999 record date for the annual meeting.

  We look forward to seeing all of our shareholders at the annual meeting. Whether or not you can attend, we urge you to sign and date the enclosed proxy card and return it as soon as possible so that your shares will be represented. The vote of every shareholder is important.

                                       Sincerely,

                                            /s/  Gary L. Neale
                                       Gary L. Neale
                                       Chairman, President and Chief Executive
                                        Officer

                   NIPSCO Industries, Inc.
                   801 E. 86th Avenue . Merrillville, IN 46410 . (219) 853-
                   5200
-------------------------------------------------------------------------------

                           NOTICE OF ANNUAL MEETING

                                                                 March 15, 1999

To the Holders of Common Shares of
NIPSCO Industries, Inc.:

  The annual meeting (the "Annual Meeting") of the shareholders of NIPSCO Industries, Inc. (the "Company"), will be held at the Century Center, 120 South Saint Joseph Street, South Bend, Indiana, on Wednesday, April 14, 1999, at 10:00 a.m., Eastern Standard Time, for the following purposes:
  (1) to elect three members of the Board of Directors, each for a term of three years;

  (2) to consider and vote upon the Amended and Restated 1994 Long-Term Incentive Plan attached as Exhibit A to the proxy statement;

  (3) to consider and vote upon the Amended and Restated 1988 Long-Term Incentive Plan attached as Exhibit B to the proxy statement;
  (4) to consider and vote upon an amendment to the Company's Articles of Incorporation to change the name of the Company to NiSource Inc.; and
  (5) to transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.

  All persons who are shareholders of record on March 4, 1999 will be entitled to vote at the Annual Meeting. The stock transfer books will not close.

  In order that there may be proper representation at the meeting, please vote, sign and mail the enclosed proxy at once. If the Company cannot obtain a sufficient number of proxies, then the Annual Meeting will have to be adjourned. Please help avoid the expense and delay of adjourning the meeting by mailing your proxy promptly. If you attend the Annual Meeting, you may vote in person, and any proxy that you sign and return will not be voted.

  To help the Company arrange for the Annual Meeting, please let us know whether you plan to attend the Annual Meeting by indicating in the space provided on the proxy card.

  Please Vote, Date, Sign and Return the Enclosed Proxy Promptly.

                                                   /s/ Nina M. Rausch
                                                       Secretary

                                PROXY STATEMENT

  The accompanying proxy is solicited on behalf of the Board of Directors of the Company. The common shares, no par value, of the Company ("Common Shares") represented by the proxies will be voted as directed. If no direction is given, returned proxies will be voted "FOR" all of the nominees for director and "FOR" the other three proposals. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in accordance with their best judgment.

  This proxy statement and form of proxy are first being sent to shareholders on March 15, 1999. The Company will bear the expense of this solicitation. The original solicitation of proxies by mail and a reminder letter may be supplemented by telephone, facsimile and personal solicitation by officers and regular employees of the Company or its subsidiaries. To aid in the solicitation of proxies, the Company has retained Morrow & Co., Inc. for a fee of $8,000 plus reimbursement of expenses. The Company also will request brokerage houses and other nominees and fiduciaries to forward proxy materials, at the Company's expense, to the beneficial owners of stock held of record by such persons.

  All of a shareholder's shares registered in the same name, including those held for the shareholder as a participant in the Company's Automatic Dividend Reinvestment and Share Purchase Plan and the Tax Deferred Savings Plan, will be represented on one proxy.

  This proxy may be revoked by the shareholder at any time before a vote is taken or the authority granted is otherwise exercised. To revoke a proxy, you may send to the Company's Secretary a letter indicating that you want to revoke your proxy, or you can deliver to the Secretary a duly executed proxy bearing a later date that supersedes your former proxy, or you can attend the meeting and vote in person. Attending the Annual Meeting will not in and of itself revoke a proxy.

  If you plan to attend the Annual Meeting, please indicate in the space provided on the proxy card, so that the Company may facilitate arrangements.

Stock Split--

  All references throughout this Proxy Statement to numbers of Common Shares reported, including per share amounts, stock option data, restricted share awards and market price, have been restated to reflect a two-for-one stock split that was paid on February 20, 1998 to holders of record as of the close of business on January 30, 1998.

Voting Securities--

  The close of business on March 4, 1999, is the date for the determination of the number of shares outstanding and of shareholders entitled to notice of and to vote at the Annual Meeting. Each Common Share is entitled to one vote on each matter.

  A quorum of shareholders is necessary to take action at the Annual Meeting. A majority of the outstanding Common Shares, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting. The inspectors of election appointed for the Annual Meeting will determine whether or not a quorum is present. A plurality of the votes cast at the meeting is required to elect a director. For the other proposals, approval of such proposals requires that, of the Common Shares present in person or represented by proxy at the Annual Meeting, the votes in favor of the proposal exceed the votes against the proposal. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election. Abstentions and broker non-votes will be treated as shares that are present, in person or by proxy, for the purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast on any matter presented at the Annual Meeting. As a result, abstentions and broker non-votes will not have any effect on the proposals, other than in determining the existence of a quorum.

                       PROPOSAL 1--ELECTION OF DIRECTORS

Nominees for Election as Directors--

  The Company's Board of Directors is composed of ten directors, who are divided into three classes. Each class serves for a term of three years, and a class is elected each year. Upon recommendation of the Nominating and Compensation Committee of the Board of Directors, the Board of Directors has nominated Ian M. Rolland and John W. Thompson for re-election and Roger A. Young for election as directors of the Company, each for a term of three years that will expire in 2002. The Board of Directors does not anticipate that any of the nominees will be unable to serve, but if such a situation should arise the proxies will be voted in accordance with the best judgment of the person or persons acting thereunder.

  The following chart gives information about nominees (who have consented to being named in the proxy statement and to serve if elected) and incumbent directors. The dates shown for service as a director include service as a director of Northern Indiana Public Service Company ("Northern Indiana") prior to the March 3, 1988 share exchange with the Company.

                                                                       Has Been
                 Name, Age and Principal Occupations                      a
                   for Past Five Years and Present                     Director
                          Directorships Held                            Since
                 -----------------------------------                   --------

Nominees for Terms to Expire in 2002

 Ian M. Rolland, 65--Director of Lincoln National Corporation, Fort
  Wayne, Indiana, an insurance and financial services firm and Wells
  Fargo & Company. Prior to his 1998 retirement as an executive officer of Lincoln National Corporation, Mr. Rolland served as
  Chairman and Chief Executive Officer................................   1978
 John W. Thompson, 49--General Manager-IBM Americas of IBM
  Corporation, White Plains, New York. IBM is a worldwide corporation, whose offerings include services, software systems, products and technologies. Mr. Thompson is also a director of Fortune Brands,
  Inc.................................................................   1993
 Roger A. Young, 53--Chairman, Bay State Gas Company, Westborough,
  Massachusetts since 1996. Bay State Gas Company is an energy services company serving more than 305,000 natural gas customers in the New England states of Massachusetts, New Hampshire and Maine.
  Mr. Young also served as Chief Executive Officer of Bay State Gas
  Company from 1990 to 1999. Mr. Young also serves as a regional
  director of BankBoston Corporation..................................     --
Directors Whose Terms Expire in 2001
 Steven C. Beering, 66--President of Purdue University, West
  Lafayette, Indiana. Dr. Beering is also a director of Arvin
  Industries, Inc., American United Life Insurance Company, Eli Lilly
  and Company and Veridian Corporation, Inc...........................   1986
 James T. Morris, 55--Chairman and Chief Executive Officer, IWC
  Resources Corporation, Indianapolis, Indiana. Mr. Morris is also a director of Paul Harris Stores, Inc. and National City Bank
  (Indianapolis)......................................................   1997
 Denis E. Ribordy, 69--Vice Chairman of the Chicago Motor Club,
  Chicago, Illinois; retired President of Ribordy Drugs, Inc.,
  Merrillville, Indiana, a retail drugstore chain.....................   1981

                                                                       Has Been
                 Name, Age and Principal Occupations                      a
                   for Past Five Years and Present                     Director
                         Directorships Held                             Since
                 -----------------------------------                   --------
Carolyn Y. Woo, 44--Gillen Dean and Siegfried Professor, College of
 Business Administration, University of Notre Dame, South Bend,
 Indiana. Dr. Woo is also a director of Bindley Western Industries,
 Inc. and AON Corporation............................................    1997
Directors Whose Terms Expire in 2000
Arthur J. Decio, 68--Chairman of the Board and Director of Skyline
 Corporation, Elkhart, Indiana, a manufacturer of manufactured housing and recreational vehicles. Mr. Decio is also a director of
 Quality Dining, Inc.................................................    1991
Gary L. Neale, 59--Chairman, President and Chief Executive Officer of
 the Company and of Northern Indiana since March 1, 1993; prior thereto, Executive Vice President of the Company, and President and
 Chief Operating Officer of Northern Indiana. Mr. Neale is also a director of Modine Manufacturing Company and Chicago Bridge and Iron
 Company.............................................................    1991
Robert J. Welsh, 63--Chairman and Chief Executive Officer of Welsh,
 Inc., Merrillville, Indiana, a marketer of petroleum products
 through convenience stores and travel centers.......................    1988

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE PROPOSAL TO ELECT MESSRS. IAN M. ROLLAND, JOHN W. THOMPSON AND ROGER A. YOUNG AS DIRECTORS OF THE COMPANY, EACH TO SERVE FOR A TERM OF THREE YEARS UNTIL 2002.

Meetings and Committees of the Board of Directors--

  The Board of Directors of the Company met ten times during 1998. The Board has the following six standing committees: the Executive Committee, the Audit Committee, the Nominating and Compensation Committee, the Environmental Affairs Committee, the Public Affairs and Employment Committee and the Corporate Governance Committee.

  During 1998, each director attended at least 75% of the combined total number of the Company's Board meetings and the meetings of the respective committees on which he or she was a member.

  The Executive Committee has the authority to act on behalf of the Board at such times as is reasonably necessary when the Board is not in session. The Committee did not meet in 1998. Mr. Neale was Chairman and Dr. Beering and Messrs. Decio, Rolland and Welsh were members of the Committee in 1998.

  The Audit Committee met five times in 1998. The Committee has reviewed and made recommendations to the Board with respect to the engagement of the independent public accountants, both for 1998 and 1999, and the fees relating to audit services and other services performed by them. The Committee meets with the independent public accountants and officers responsible for Company financial matters. Members of the Committee in 1998 were Mr. Rolland, Chairman, Messrs. Schroer and Thompson and Dr. Woo.

  The Nominating and Compensation Committee met five times in 1998. The Committee advises the Board with respect to nominations of directors and the salary, compensation and benefits of directors and officers of the Company. Dr. Beering was Chairman of the Committee, and Messrs. Decio, Ribordy and Welsh were members during 1998. The Committee considers nominees for directors recommended by shareholders. The Company's By-laws require that shareholders who desire to nominate a person for election as a director at the 2000 annual meeting must deliver a written notice to the Secretary of the Company by November 15, 1999. The notice of nomination must set forth (i) the name, age and address of each nominee proposed, (ii) the principal occupation or employment of the nominee, (iii) the number of Common Shares beneficially owned by the nominee and (iv) such other information concerning the nominee as would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of the nominee. The nomination notice must also include the nominating shareholder's name and address and the number of Common Shares beneficially owned by the shareholder. The shareholder must also furnish the signed consent of the nominee to serve as a director, if elected.

  The Environmental Affairs Committee met twice during 1998. The Committee reviews the status of environmental compliance of the Company, and considers Company public policy issues. Members of the Committee in 1998 were Mr. Welsh, Chairman, Messrs. Decio and Schroer and Dr. Woo.

  The Public Affairs and Employment Committee met twice in 1998. The Committee advises the Board regarding charitable and political contributions, employment policies, shareholder proposals concerning matters of general public interest and consumer and utility industry related issues. Members of the Committee in 1998 were Mr. Thompson, Chairman, Dr. Beering and Messrs. Morris, Ribordy and Rolland.

  The Corporate Governance Committee met once in 1998. The Committee consists of all members of the Board who are not also officers. The Committee meets once a year to evaluate and advise the Board regarding the performance of the Board of Directors and each of its members and the nature and amount of information flowing between the Board, management and shareholders. Members of the Committee in 1998 were Mr. Rolland, Chairman, Drs. Beering and Woo, and Messrs. Decio, Ribordy, Rolland, Schroer, Thompson and Welsh.

Compensation of Directors--

  Each director who is not receiving a salary from the Company is paid $20,000 per year, $3,000 annually per standing committee on which the director sits, $1,000 annually for each committee chairmanship, $1,000 for each Board meeting attended and $750.00 per committee meeting attended. Directors of the Company do not receive any additional compensation for services as a director of any Company subsidiary, including Northern Indiana. Under a deferred compensation arrangement, directors may have their fees deferred in the current year and credited to an interest-bearing account or to a phantom stock account for payment in the future.

  The Company's Nonemployee Director Retirement Plan provides a retirement benefit for each nonemployee director of the Company who has completed at least five years of service on the Board. The benefit will be an amount equal to the annual retainer for Board service in effect at the time of the director's retirement from the Board, to be paid for the lesser of ten years or the number of years of service as a nonemployee director of the Company.

  The Company's Nonemployee Director Stock Incentive Plan provides for grants of restricted Common Shares to nonemployee directors of the Company. Initial grants were made in 1992, following shareholder approval of the plan, at the level of 500 shares for each year of service as a director, and 2,000 restricted Common Shares have been granted to each nonemployee director elected or re-elected since that date. A grant of 2,000 shares will be made in the future to each person, other than an employee of the Company, who is elected or re-elected as a director of the Company. The grants of restricted shares vest in 20% annual increments, with full vesting five years after the date of award. In 1998, 2,000 restricted Common Shares were granted to each of Drs. Beering and Woo and Mr. Ribordy under this plan.

  The Company's Nonemployee Director Restricted Stock Unit Plan, which was adopted by the Board in December 1998 and made effective as of January 1, 1999, is a phantom stock plan that provides for grants to nonemployee directors of restricted stock units that have a value related to the Company's Common Shares. Each nonemployee director will receive an initial grant of 500 units in April 1999, and subsequent grants of 500 units will be made annually to nonemployee directors upon election or re-election to the Board. The grants of units vest in 20% annual increments, with full vesting five years after the date of award, and the units have no voting or stock ownership rights.

  The Company has adopted a Directors' Charitable Gift Program for nonemployee directors. Under the program, the Company makes a donation to one or more eligible tax-exempt organizations as designated by each eligible director. The Company contributes up to an aggregate of $125,000 for each nonemployee director who has served as a director of the Company for at least five years and up to an additional $125,000 (for an overall aggregate of $250,000) for each nonemployee director who has served ten years or more. Organizations eligible to receive a gift under the program include charitable organizations and educational institutions located in Indiana and educational institutions that the director attended or for which he or she serves on its governing board. Individual directors derive no financial benefit from the program, as all deductions relating to the charitable donations accrue solely to the Company. All current nonemployee directors are eligible to participate in the program.

Certain Relationships and Related Transactions--

  On February 12, 1999, the Company acquired Bay State Gas Company, a Massachusetts corporation ("Bay State"). Mr. Roger A. Young was Chairman of the Board and Chief Executive Officer of Bay State at the time of the acquisition. Pursuant to the acquisition transaction, Mr. Young will receive Common Shares and/or cash in exchange for his Bay State shares in the same proportion as other Bay State shareholders. In connection with the Bay State acquisition transaction, Mr. Young is standing for election as a director of the Company. Bay State will enter into a nine-month employment agreement with Mr. Young, guaranteed by the Company, and Mr. Young will enter into a covenant not to compete with the Company. The employment agreement provides Mr. Young with a base compensation and a performance-based bonus. For the nine-month term of the employment agreement, Mr. Young will receive base compensation of $641,000 and can earn a performance-based bonus of up to $1,600,000. In consideration of Mr. Young's covenant not to compete, he will be paid $3,200,000. Some of the foregoing payments will be deferred at a market rate of interest and no interest will be paid to Mr. Young in 1999. Certain of the above payments may be increased in respect of taxes payable.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

  The Company is not aware of any beneficial owner of more than 5% of its Common Shares, as of January 30, 1999.

  The following table sets forth information as to the beneficial ownership of Common Shares, as of January 30, 1999, for each of the Company's directors, nominees and named executive officers, and for all directors and executive officers as a group.

         Name of
       Beneficial                                       Amount and Nature of
          Owner                                       Beneficial Ownership(/1/)
       ----------                                     -------------------------
      Steven C. Beering..............................             8,627
      Arthur J. Decio................................             8,500
      James T. Morris................................            38,435
      Gary L. Neale..................................           444,050(/2/)
      Denis E. Ribordy...............................            57,000(/3/)
      Ian M. Rolland.................................            16,664
      Edmund A. Schroer..............................            17,500
      John W. Thompson...............................             5,050
      Robert J. Welsh................................            12,000
      Carolyn Y. Woo.................................             2,000
      Roger A. Young.................................           156,567(/4/)
      Stephen P. Adik................................           255,299(/2/)
      Patrick J. Mulchay.............................           202,347(/2/)
      Jeffrey W. Yundt...............................           224,540(/2/)
      Joseph L. Turner...............................           119,579(/2/)
      All directors and executive officers as a
       group.........................................         2,042,296

--------
(/1/) The number of shares owned includes shares held in the Company's
      Automatic Dividend Reinvestment and Share Purchase Plan, shares held in the Company's Tax Deferred Savings Plan (the "401(k) Plan") and restricted shares awarded under the Company's 1988 and 1994 Long-Term Incentive Plans (the "Incentive Plans") and Nonemployee Director Stock Incentive Plan, where applicable. The percentage of Common Shares owned by all directors and officers as a group is approximately 1.60 percent of the Common Shares outstanding as of January 30, 1999.
(/2/) The totals include shares for which the following executive officers have a right to acquire beneficial ownership, within 60 days after January 30, 1999, by exercising stock options granted under the Incentive Plans: Gary L. Neale--260,000 shares; Stephen P. Adik--

   152,000 shares; Patrick J. Mulchay--134,400 shares; Jeffrey W. Yundt-- 152,000 shares; Joseph L. Turner--65,000 shares; and all executive officers as a group--1,052,700 shares.
(/3/) Mr. Ribordy disclaims beneficial ownership of 400 shares owned by his wife.

(/4/) The number of shares held by Mr. Young reflects the number of Common
      Shares he will hold upon conversion of the shares he holds in Bay State and includes 129,726 Common Shares which he has the right to acquire through the exercise of options granted to him by Bay State.

                            EXECUTIVE COMPENSATION

Nominating and Compensation Committee Report on Executive Compensation--

  The Nominating and Compensation Committee's ("Compensation Committee") compensation policy for all executive officers, including the person who served as Chief Executive Officer of the Company during 1998 and the four other most highly compensated executive officers of the Company (the "Named Officers"), is designed to relate total compensation (base salary, incentive bonus and long-term, stock-based compensation) to corporate performance. The Compensation Committee has implemented a "pay-for-performance" program which is designed to position the Company's executive compensation competitively and to reward performance that creates additional shareholder value. The Compensation Committee discusses and considers executive compensation matters, then makes recommendations to the full Board of Directors, which takes the final action on such matters. The Board accepted all of the Compensation Committee's recommendations in 1998.

  The Compensation Committee has engaged Hewitt Associates ("Hewitt"), an independent compensation consulting firm, to advise it and provide surveys of comparative compensation practices for a group of similarly sized energy companies, typically electric, gas or combination utility companies, approximately half of which are located in the Midwest. The 1998 executive compensation comparative group consisted of 25 companies from which data was available to Hewitt and which were believed to be competitors of the Company for executive talent. The comparative compensation group is subject to change in future years if information about any company included in the group is not available, if it is determined that any companies included in the group are no longer competitors for executive talent, or if different energy or other types of companies are determined to be competitors. The changing nature of the Company's competitive businesses is expected to require the inclusion of nonutility companies into the comparative compensation group in future years. The Company's comparative compensation group is not the same as the corporations that make up the Dow Jones Utilities Index in the Stock Price Performance Graph included in this proxy statement.

  The Compensation Committee considers the surveys provided by Hewitt in determining base salary, incentive bonus and long-term stock-based compensation. The Compensation Committee's philosophy is to set conservative base salaries while providing performance-based variable compensation through the bonus and incentive plans described below to allow total compensation to fluctuate according to the Company's financial performance. Long-term incentive awards are stock-based (e.g., stock options or performance-based restricted stock awards) to emphasize long-term stock price appreciation and the concomitant increased shareholder value. In 1998, total compensation of the executive officers, including the Chief Executive Officer, was targeted between the 50th and the 75th percentile of the comparative compensation group. Total compensation would reach this level only if the Company met the applicable performance targets under the bonus and incentive plans. For those executive officers with significant responsibilities for Northern Indiana's business or Primary Energy's business, their total compensation is also dependent on Northern Indiana's pre-tax operating income or Primary Energy's pre-tax return on assets, respectively.

  In establishing Mr. Neale's base salary for 1998, the Compensation Committee reviewed information provided by Hewitt regarding the chief executive officer compensation practices of comparative energy companies. The Compensation Committee determined to set base salary near the median salary of the comparative group, giving regard to Mr. Neale's proven abilities and strong performance with the Company since joining it as Executive Vice President and Chief Operating Officer in 1989. As with the other executive officers, Mr. Neale's total compensation was targeted to be between the 50th and the 75th percentile of the comparative compensation group, depending upon the Company's financial performance. The result of the Compensation Committee's determination as to Mr. Neale's total compensation package was that more than 50% of Mr. Neale's total compensation was performance-based and at risk, dependent upon the Company's earnings per share and stock price performance. This compensation would be realized only if specific financial benchmarks were reached by the Company.

  Annual incentive awards for all executive officers are determined in accordance with the Senior Management Incentive Plan (the "Bonus Plan"). One Named Officer, however, also receives compensation under the Primary Energy Plan. (see note (6) to the Summary Compensation Table.) The Bonus Plan sets forth a formula established at the beginning of each fiscal year by the Compensation Committee for awarding incentive bonuses, based upon the Company's financial performance. Bonuses awarded to each of the Named Officers (including the Chief Executive Officer) are based on overall corporate financial performance, rather than individual performance of the executive. In 1998, the bonus formula (and the relative weight of the factors on which it was based) was based upon attaining targets for the Company's earnings per share and, in the case of executive officers who have significant responsibilities for Northern Indiana, the pre-tax operating income of Northern Indiana. The range of awards and levels of awards (as a percent of base salary), if financial performance targets are achieved, are as follows:

                                                                      Award if
                                                             Range   Targets Met
                                                            -------- -----------
   Chief Executive Officer................................. 0 to 85%     70%
   Executive Vice Presidents............................... 0 to 75%     65%
   Senior Vice Presidents and
    Vice Presidents........................................ 0 to 65%     45%

The required financial performance levels of the Company necessary to attain the maximum and target bonus levels have been increased annually since the inception of the Bonus Plan in 1990. In 1998, the Company's actual earnings per share were slightly lower than targeted.

  Executive officers are also eligible to receive awards under the Company's Long-Term Incentive Plans. Under the Long-Term Incentive Plans, stock options, stock appreciation rights, performance units, restricted stock awards and supplemental cash payments may be awarded. Stock options and restricted stock awards were awarded in 1998. Base salaries of the executive officers, prior awards under the Long-Term Incentive Plans, and the Company's total compensation target are considered in establishing long-term incentive awards. Options and restricted stock awards granted to executive officers are valued using the Black-Scholes option pricing model at the time of grant for purposes of determining the number of options to be granted to reach total target compensation. In 1998, the number of options and restricted shares granted to the Chief Executive Officer and other executive officers (including all Named Officers) was based on these considerations. The compensation value of stock options and/or restricted stock awards depends on actual stock price appreciation. In addition, restricted stock awards are subject to performance vesting criteria. The criteria for 1998 awards involve meeting specific performance objectives.

  Section 162(m) of the Internal Revenue Code provides that compensation in excess of $1,000,000 per year paid to the chief executive officer or any of the four other most highly compensated executive officers employed at year-end, other than compensation meeting the definition of "performance-based compensation," will not be deductible by a corporation for federal income tax purposes. The Compensation Committee believes that, upon approval of the Long-Term Incentive Plans by the shareholders, the Company's long-term stock-based compensation constitutes performance-based compensation for purposes of the Internal Revenue Code. In light of its emphasis on such performance-based compensation, the Compensation Committee does not anticipate that the limits of Section 162(m) will materially affect the deductibility of compensation paid by the Company. However, the Compensation Committee will continue to review the deductibility of compensation under Section 162(m) and related regulations.

  The Compensation Committee believes that its overall executive compensation program has been successful in providing competitive compensation sufficient to attract and retain highly qualified executives, while at the same time encouraging increased performance from the executive officers which creates additional shareholder value.

                                            Nominating and Compensation
                                             Committee

                                            Steven C. Beering, Chairman
                                            Arthur J. Decio
                                            Denis E. Ribordy
                                            Robert J. Welsh

January 30, 1999

                         STOCK PRICE PERFORMANCE GRAPH

  The following graph compares the yearly change in the Company's cumulative total shareholder return on Common Shares, from 1993 through 1998, with the cumulative total return on the Standard & Poor's 500 Stock Index and the Dow Jones Utilities Average, assuming the investment of $100 on December 31, 1993 and the reinvestment of dividends.



                             [GRAPH APPEARS HERE]

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  AMONG NIPSCO, S&P 500 INDEX AND PEER GROUP


Measurement Period                          S&P          DJ UTILITIES
(Fiscal Year Covered)        NIPSCO         500 INDEX    PEER GROUP
-------------------          ------         ---------    ------------
Measurement Pt-
12/31/1993                   $100           $100         $100
FYE 12/31/1994               $ 94.90        $101.31      $ 84.75
FYE 12/31/1995               $127.92        $139.33      $112.45
FYE 12/31/1996               $138.58        $171.31      $122.45
FYE 12/31/1997               $180.62        $228.44      $150.60
FYE 12/31/1998               $230.39        $293.73      $178.96

Compensation of Executive Officers--

  Summary. The following table summarizes compensation for services to the Company and its subsidiaries, including Northern Indiana, for the years 1998, 1997 and 1996 awarded to, earned by or paid to each of the Named Officers.

                          Summary Compensation Table

                                                                  Long-Term
                              Annual Compensation(/1/)           Compensation
                              ------------------------------ --------------------
                                                               Awards    Payouts
                                                             ---------- ---------
                                                     Other   Securities Long-Term   All
                                                     annual    Under-   Incentive  other
                                                    compen-    lying      Plan    Compen-
Name and Principal            Salary   Bonus         sation   Options/   Payouts   sation
Position                 Year   ($)   ($)(/2/)      ($)(/3/)  SARS (#)  ($)(/4/)  ($)(/5/)
------------------       ---- ------- --------      -------- ---------- --------- --------
Gary L. Neale,           1998 561,250 345,000        7,073     50,000    415,251   31,704
 Chairman, President and 1997 520,000 390,000        6,711     50,000        --    42,993
 Chief Executive Officer 1996 460,000 236,624        5,161     50,000    567,188   40,129

Stephen P. Adik,         1998 268,750 148,500        2,202     20,000    207,626    5,324
 Senior Executive Vice
  President, Chief       1997 250,000 171,250        2,575     20,000        --     5,673
 Financial Officer and
  Treasurer              1996 205,000  84,952        9,103     20,000    283,594    5,919

Patrick J. Mulchay,      1998 225,000 148,350        1,412     20,000        --     6,666
 Executive Vice
  President,             1997 210,000 150,675          851     20,000        --     7,506
 President and Chief
  Operating Officer--    1996 175,000  72,520        1,614     20,000    283,594    7,717
 Northern Indiana Public
  Service
 Company

Jeffrey W. Yundt,        1998 225,000 124,200        6,348     20,000        --     3,485
 Executive Vice
  President,             1997 210,000 143,850        8,905     20,000        --     3,693
 President and Chief
  Executive Officer--    1996 175,000  75,520        1,671     20,000    283,594    3,824
 Bay State Gas Company

Joseph L. Turner,        1998 195,000 205,838(/6/)   2,203     10,000        --     6,948
 Senior Vice President   1997 180,000 113,675(/6/)   1,175      8,000        --     7,599
                         1996 160,000 182,958        5,144     10,000    283,594    8,100

--------
(/1/Compensation)deferred at the election of the Named Officer is reported in the category and year in which such compensation was earned.

(/2/All)bonuses are paid pursuant to the Bonus Plan, except for a portion of the bonus paid to Joseph L. Turner, which is described in Note 6. The Bonus Plan is designed to supplement a conservative base salary with incentive bonus payments if targeted financial performance is attained. The 1998 target aggregate payout for the Bonus Plan for the Named Officers was $974,825, which was more than the actual aggregate payout for the Named Officers. See "Nominating and Compensation Committee Report on Executive Compensation."
(/3/In)accordance with applicable Securities and Exchange Commission rules, the amounts shown for each of the Named Officers do not include perquisites and other personal benefits, as the aggregate amount of such benefits is less than the lesser of $50,000 and 10% of the total salary and bonus of such Named Officer.

(/4/The)payouts shown are based on the value, at date of vesting, of restricted shares awarded under the Long-Term Incentive Plans which vested during the years shown. Vesting was based on meeting certain performance requirements. Total restricted shares held (assuming 100% vesting) and aggregate market value at December 31, 1998 (based on the average of the high and low sale prices of the Common Shares on that date as reported in The Wall Street Journal) for the Named Officers were as follows: Mr. Neale, 128,000 shares valued at $3,860,006; Messrs. Adik, Mulchay and Yundt, 50,000 shares, each valued at $1,507,815; and Mr. Turner, 29,645 shares (includes 5,645 shares purchased pursuant to the PE Plan described in footnote 6) valued at $893,984. Dividends on the restricted shares were paid to the Named Officers.

(/5/The)Chairman, President and Chief Executive Officer, the Executive Vice
    Presidents and certain Vice Presidents of the Company and Northern Indiana have available to them a supplemental life insurance plan which provides split-dollar coverage of up to 3.5 times base compensation as of commencement of the plan in 1991 and could provide life insurance coverage after retirement if there is adequate cash value in the respective policy. "All other Compensation" represents Company contributions to the 401(k) Plan and the dollar value of the benefit to the Named Officers under the supplemental life insurance plan, as follows: Mr. Neale--$1,066 401(k) Plan, $27,411 premium value and $3,228 term insurance cost; Mr. Adik-- $1,110 401(k) Plan, $3,252 premium value and $962 term insurance cost; Mr. Mulchay--$362 401(k) Plan, $5,269 premium value and $1,035 term insurance cost; Mr. Yundt--$2,754 premium value and $731 term insurance cost; and Mr. Turner--$5,253 premium value and $1,695 term insurance cost. The value of the life insurance premiums paid by the Company in excess of term insurance cost on behalf of the Named Officers under the supplemental life insurance plan has been restated for all periods in accordance with the present value interest-free loan method.
(/6/Joseph)L. Turner is also President of Primary Energy, Inc., and participates in the Primary Energy Incentive Plan ("PE Plan"). The PE Plan provides for a bonus based on meeting certain financial performance criteria of Primary Energy. Under the PE Plan, $93,023 of Mr. Turner's bonus for 1998 was used to purchase Common Shares of the Company on or about February 26, 1999, the date of payment of the bonus. In 1997, $41,043 of Mr. Turner's bonus under the PE Plan was used to purchase Common Shares of the Company on or about February 27, 1998, the date of payment of the bonus. The PE Plan provides that the Common Shares are restricted for a period of five years, subject to continued employment, except that they vest earlier in the event of the employee's retirement, death or disability.

  Option Grants in 1998. The following table sets forth grants of options to purchase Common Shares made during 1998 to the Named Officers. No stock appreciation rights were awarded during 1998.

                     Option/SAR Grants In Last Fiscal Year

                                     Individual Grants
--------------------------------------------------------------------------------------------
                          Number of
                          Securities  Percent of Total                               Grant
                          Underlying    Options/SARs                                  Date
                         Options/SARs    granted to       Exercise or               Present
                           Granted      Employees in         Base        Expiration  Value
Name                       (#)(/1/)   Fiscal Year(/2/) Price ($/Sh)(/3/)    Date    ($)(/4/)
----                     ------------ ---------------- ----------------- ---------- --------
Gary L. Neale...........    50,000          8.2%            $29.22        08/25/08  $214,000
Stephen P. Adik.........    20,000          3.3%             29.22        08/25/08    85,600
Patrick J. Mulchay......    20,000          3.3%             29.22        08/25/08    85,600
Jeffrey W. Yundt........    20,000          3.3%             29.22        08/25/08    85,600
Joseph L. Turner........    10,000          1.6%             29.22        08/25/08    42,800

--------
(/1/All)options granted in 1998 are fully exercisable commencing one year from the date of grant. Vesting may be accelerated as a result of certain events relating to a change in control of the Company. The exercise price and tax withholding obligation related to exercise may be paid by delivery of already owned Common Shares or by reducing the number of Common Shares received on exercise, subject to certain conditions.
(/2/Based)on an aggregate of 607,000 options granted to all employees in 1998. (/3/All)options were granted at the average of high and low sale prices of the
    Common Shares as reported in The Wall Street Journal on the date of grant. (/4/Grant)date present value is determined using the Black-Scholes option pricing model. The assumptions used in the Black-Scholes option pricing model were as follows: volatility--13.09% (calculated using daily Common Share prices for the twelve-month period preceding the date of grant); risk-free rate of return--5.29% (the rate for a ten-year U.S.

   treasury); dividend yield--$0.96; option term--ten years; vesting--100% one year after date of grant; and an expected option term of 5.4 years. No assumptions relating to non-transferability or risk of forfeiture were made. Actual gains, if any, on option exercises and Common Shares are dependent on the future performance of the Common Shares and overall market condition. There can be no assurance that the amounts reflected in this table will be achieved.


  Option Exercises in 1998. The following table sets forth certain information concerning the exercise of options or stock appreciation rights ("SARs") during 1998 by each of the Named Officers and the number and value of unexercised options and SARs at December 31, 1998.

                Aggregated Option Exercises In Last Fiscal Year
                       and Fiscal Year-End Option Values

                                               Number of Securities      Value of Unexercised
                          Shares              Underlying Unexercised   In-the-Money Options/SARs
                         Acquired             Options/SARs at Fiscal      at Fiscal Year-End
                            on      Value          Year-End (#)                ($)(/1/)
                         Exercise  Realized  ------------------------- -------------------------
Name                       (#)       ($)     Exercisable Unexercisable Exercisable Unexercisable
----                     -------- ---------- ----------- ------------- ----------- -------------
Gary L. Neale...........  80,000  $1,266,871   260,000      50,000     $3,405,470     $46,875
Stephen P. Adik.........  11,200     232,400   152,000      20,000      2,352,687      18,750
Patrick J. Mulchay......     --          --    134,000      20,000      1,971,662      18,750
Jeffrey W. Yundt........     --          --    152,000      20,000      2,352,687      18,750
Joseph L. Turner........  12,000     163,437    65,000      10,000        887,156       9,375

--------
(/1/Represents)the difference between the option exercise price and $30.16, the average of high and low sale prices of the Common Shares on December 31, 1998, as reported in The Wall Street Journal.

  Long-Term Incentive Plan Awards in 1998. The following table sets forth restricted shares awarded pursuant to the Long-Term Incentive Plans during 1998 to each of the Named Officers.

          Long-Term Stock Incentive Plans--Awards in Last Fiscal Year

                                           Performance
                                            or Other
                                             Period       Estimated Future Payouts Under
                         Number of Shares,    Until        Non-Stock Price-Based Plans
                          Units or Other   Maturation  ------------------------------------
Name                         Rights (#)     or Payout  Threshold (#) Target (#) Maximum (#)
----                     ----------------- ----------- ------------- ---------- -----------
Gary L. Neale...........      20,000         2 years        --         20,000     20,000
Stephen P. Adik.........      10,000         2 years        --         10,000     10,000
Patrick J. Mulchay......      10,000         2 years        --         10,000     10,000
Jeffrey W. Yundt........      10,000         2 years        --         10,000     10,000
Joseph L. Turner........         --              --         --            --         --

  The restrictions on shares awarded during 1998 lapse two years from the date of grant. The vesting of the restricted shares is variable from 0% to 100% of the number awarded, based upon meeting certain specific financial performance objectives. There is a two-year holding period for the shares after the restrictions lapse.

Pension Plan and Supplemental Executive Retirement Plan--

  The following table shows estimated annual benefits, giving effect to the Company's Supplemental Executive Retirement Plan (the "Supplemental Plan," as described below), payable upon retirement to persons in the specified remuneration and years-of-service classifications.

                              Pension Plan Table

Remuneration                                        Years of service
------------                             ---------------------------------------
                                           15      20      25      30      35
                                         ------- ------- ------- ------- -------
$  350,000.............................. 144,750 193,000 201,750 210,500 210,500
   400,000.............................. 167,250 223,000 233,000 243,000 243,000
   450,000.............................. 189,750 253,000 264,250 275,500 275,500
   500,000.............................. 212,250 283,000 295,500 308,000 308,000
   550,000.............................. 234,750 313,000 326,750 340,500 340,500
   600,000.............................. 257,250 343,000 358,000 373,000 373,000
   650,000.............................. 279,750 373,000 389,250 405,500 405,500
   700,000.............................. 302,250 403,000 420,500 438,000 438,000
   750,000.............................. 324,750 433,000 451,750 470,500 470,500
   800,000.............................. 347,250 463,000 483,000 503,000 503,000
   850,000.............................. 369,750 493,000 514,250 535,500 535,500
   900,000.............................. 392,250 523,000 545,500 568,000 568,000
   950,000.............................. 414,750 553,000 576,750 600,500 600,500
 1,000,000.............................. 437,250 583,000 608,000 633,000 633,000
 1,050,000.............................. 459,750 613,000 639,250 665,500 665,500
 1,100,000.............................. 482,250 643,000 670,500 698,000 698,000

  The credited years of service for each of the Named Officers, pursuant to the Supplemental Plan, are as follows: Gary L. Neale--24 years; Stephen P. Adik--20 years; Patrick J. Mulchay--36 years; Jeffrey W. Yundt--19 years; and Joseph L. Turner--27 years.

  Upon their retirement, regular employees and officers of the Company and its subsidiaries which adopt the plan (including directors who are also full-time officers) will be entitled to a monthly pension in accordance with the provisions of the Company's pension plan, originally effective as of January 1, 1945. The directors who are not and have not been officers of the Company are not included in the pension plan. The pensions are payable out of a trust fund established under the pension plan with The Northern Trust Company, trustee. The trust fund consists of contributions made by the Company and the earnings of the fund. Over a period of years the contributions are intended to result in over-all actuarial solvency of the trust fund. The pension plan of the Company has been determined by the Internal Revenue Service to be qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code").

  Pension benefits are determined separately for each participant. The formula for a monthly payment for retirement at age 65 is 1.7% of average monthly compensation multiplied by years of service (to a maximum of 30 years) plus 0.6% of average monthly compensation multiplied by years of service over 30. Average monthly compensation is the average for the 60 consecutive highest-paid months in the employee's last 120 months of service. Covered compensation is defined as wages reported as W-2 earnings (up to a limit set forth in the Code and adjusted periodically) plus any salary reduction contributions made under the 401(k) Plan, minus any portion of a bonus in excess of 50% of base pay and any amounts paid for unused vacation time and vacation days carried forward from prior years. The benefits listed in the Pension Plan table are not subject to any deduction for Social Security or other offset amounts.

  The Company also has a Supplemental Executive Retirement Plan for officers. Participants in the Plan are selected by the Board of Directors. Benefits from the Plan are to be paid from the general assets of the Company.

  The Supplemental Plan provides the larger of (i) 60% of five-year average pay, less Primary Social Security Benefits (prorated for less than 20 years of service) and an additional 0.5% of 5-year average pay, less Primary Social Security Benefits per year for participants with between 20 and 30 years of service, or (ii) the benefit formula under the Company's Pension Plan. In either case, the benefit is reduced by the actual pension payable from the Company's Pension Plan. In addition, the Supplemental Plan provides certain disability and pre-retirement death benefits for the spouse of a participant.

Change in Control and Termination Agreements--

  The Board of Directors of the Company has authorized Change in Control and Termination Agreements (the "Agreements") with Mr. Neale and the Vice Presidents of the Company (including each of the Named Officers) (each such person being an "executive"). The Company believes that these Agreements and related shareholder rights protections are in the best interests of the shareholders, to insure that in the event of extraordinary events, totally independent judgment is enhanced to maximize shareholder value. The Agreements, which are terminable upon three years' notice, provide for the payment of three times the then current annual base salary and target incentive bonus compensation and the continuation of certain employee benefits for a period of 36 months (the "Severance Period"), and a pro rata portion of the executive's targeted incentive bonus for the year of termination. These benefits are payable if the executive terminates employment for "Good Reason" or is terminated by the Company for any reason other than "Good Cause" within twenty-four months following certain changes in control. Each of these Agreements also provides for payment of these benefits if the executive voluntarily terminates employment during a specified period within the twenty-four months following the change in control.

  The executive would receive benefits from the Company that would otherwise be earned during the Severance Period under the Company's Supplemental Plan and qualified retirement plans. All stock options held by the executive would become immediately exercisable upon the date of termination of employment, and the restrictions would lapse on all restricted shares awarded to the executive. If any penalty tax under the Code is imposed on the payment of amounts under the contracts, the Company would increase the payment to the extent necessary to compensate the executive for the imposition of such tax.

  During the Severance Period, the executive and spouse would continue to be covered by applicable health or welfare plans of the Company. If the executive died during the Severance Period, all amounts payable to the executive would be paid to a named beneficiary. No amounts would be payable under the Agreements if the executive's employment were terminated by the Company for Good Cause (as defined in the Agreements).

  The Agreement with Mr. Neale also provides for the same severance payments as above described in the event his employment is terminated at any time by the Company (other than for Good Cause) or due to death or disability, or if he voluntarily terminates employment with Good Reason (as defined in the Agreements).

               PROPOSAL 2--APPROVAL OF THE AMENDED AND RESTATED
             NIPSCO INDUSTRIES, INC. 1994 LONG-TERM INCENTIVE PLAN

Background--

  At the annual meeting of shareholders held on April 13, 1994, the shareholders of the Company approved the NIPSCO Industries, Inc. 1994 Long-Term Incentive Plan ("1994 Incentive Plan"). Since 1994, the Nominating and Compensation Committee of the Board of Directors ("Compensation Committee") has approved certain minor amendments to the 1994 Incentive Plan, as permitted by the 1994 Incentive Plan. At a Compensation Committee meeting on February 24, 1999, the Compensation Committee approved certain additional amendments to the 1994 Incentive Plan ("Proposed Amendments"), described more fully below, and directed that the 1994 Incentive Plan, as amended ("Amended and Restated 1994 Incentive Plan"), be submitted to shareholders for their approval.

  As approved by the shareholders in 1994, the 1994 Incentive Plan did not specify the business criteria to be used with respect to the grants of restricted stock awards. The Compensation Committee has therefore determined the business criteria at the time the restricted stock awards were made.
Section 162(m) of the Code limits the ability of a publicly held corporation, such as the Company, to deduct compensation paid to certain executives if that compensation exceeds $1 million. This limitation does not apply to qualified performance-based compensation. Pursuant to the regulations issued under
Section 162(m), restricted stock awards made under the 1994 Incentive Plan would not be considered qualified performance-based compensation unless the shareholders approved the business criteria used by the Compensation Committee. The regulations also require that the plan include per participant limits for certain types of awards available under the plan. Therefore, the Company is seeking shareholder approval of the Amended and Restated 1994 Incentive Plan which, as a result of the Proposed Amendments, will now specifically include the business criteria used by the Compensation Committee for outstanding and future grants of restricted stock and will contain the necessary per participant limits.

  The Section 162(m) regulations also provide that plans, like the 1994 Incentive Plan, along with satisfying certain other requirements, must be submitted for shareholder reapproval every five years. Because the 1994 Incentive Plan was last voted on at the annual meeting of shareholders held in 1994, it is necessary to obtain shareholder reapproval of the 1994 Incentive Plan, even if no amendments were being made to the plan. Therefore, the Company recommends that the shareholders approve the Amended and Restated 1994 Incentive Plan, which is summarized in the remainder of this section. If the Amended and Restated 1994 Incentive Plan is not approved, the Company intends to continue the 1994 Incentive Plan in its current form. A copy of the Amended and Restated 1994 Incentive Plan is set forth in Exhibit A to this Proxy Statement. The following summary is qualified in its entirety by reference to the full text of the Amended and Restated 1994 Incentive Plan set forth as Exhibit A.

General Description of the Amended and Restated 1994 Incentive Plan--

  Introduction. The Amended and Restated 1994 Incentive Plan is a stock-based compensation plan providing for the grant of incentive stock options ("ISOs") within the meaning of Section 422 of the Code, options not intended to be ISOs ("nonqualified stock options"), stock appreciation rights ("SARs"), restricted stock and performance units to officers and other key executives of the Company who are in positions in which their decisions, actions and counsel significantly impact profitability. The Amended and Restated 1994 Incentive Plan is intended to recognize the contributions made to the Company by officers and other key executives who make substantial contributions through their loyalty, ability, industry and invention, and to improve the ability of the Company to secure, retain and motivate such employees upon whom the Company's future earnings depend, by providing such persons with an opportunity to either acquire or increase their proprietary interests in the Company or to receive additional compensation based upon the performance of the Company's Common Shares.

  The terms and conditions of the Amended and Restated 1994 Incentive Plan, as modified by the Proposed Amendments, are intended to address certain limitations on the deductibility of executive compensation under Section 162(m) of the Code. Section 162(m) limits the deductibility of certain compensation in excess of $1 million per year paid by a publicly traded corporation to the chief executive officer and the four other executive officers named in the summary compensation table of the proxy statement who are employed on the last day of the taxable year. Pursuant to the regulations issued under Section 162(m), certain types of compensation may be excluded from the limitations on deductibility if the compensation is "performance-based." Compensation resulting from the exercise of stock options and SARs is deemed to meet the performance-based standard if, among other requirements, the maximum number of option shares and SARs that an individual executive may receive during a specified period is predetermined. The 1994 Incentive Plan as originally approved by shareholders limited the number of option shares that may be granted to certain key executives, and the Proposed Amendments would apply similar limits to SARs granted to these same executives. Compensation in the form of performance-based restricted stock awards and performance units meet the Section 162(m) performance-based standard if the business criteria on which the performance goal is based and either the maximum amount of compensation to be paid or the formula used to calculate the amount of compensation if the performance goal is attained are predetermined. The 1994 Incentive Plan as originally approved by shareholders identified certain business criteria that could be used for the performance units. As described below, the Proposed Amendments refine the criteria to be used for performance units, apply these same criteria to awards of performance-based restricted stock and add the per participant limits to the plan with respect to grants of SARs and performance units.

  Shares Subject to Awards. The total number of Common Shares of the Company subject to awards granted under the Amended and Restated 1994 Plan may not exceed 5,000,000 Common Shares. All awards and Common Shares available under the Amended and Restated 1994 Incentive Plan are subject to adjustment in the event of a merger, recapitalization, stock dividend, stock split or other similar change affecting the number of outstanding Common Shares of the Company. Unpurchased shares subject to an option that lapses or terminates without exercise and shares subject to restricted stock awards, but never issued because the conditions of the award were not fulfilled, are available for future awards. Common Shares delivered in lieu of cash payments or withheld by the Company are considered to have been used by the Amended and Restated 1994 Incentive Plan and are not available for further awards or such delivery.

  Information relating to awards which have been granted to the Named Officers is presented in the various tables located under the sub-caption "Compensation of Executive Officers." In addition, as of December 31, 1998, 365,800 options were outstanding under the 1994 Incentive Plan to all executive officers as a group at exercise prices ranging from $16.21 to $29.22, and 1,398,000 options were outstanding to all employees as a group at exercise prices from $16.21 to $29.22. In addition, as of December 31, 1998, there were 50,000 shares of restricted stock that had been granted to all executive officers as a group under the 1994 Incentive Plan which had not yet vested, and 50,000 shares of restricted stock that had been granted to all employees as a group which had not yet vested. There are currently no SARs outstanding. Future awards are within the discretion of the Compensation Committee.

  Administration. The Amended and Restated 1994 Incentive Plan is administered by the Compensation Committee, which must be composed of two or more directors who are "non-employee directors" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") and are "outside directors" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

  The Compensation Committee has the sole power to administer the Amended and Restated 1994 Incentive Plan and to make rules to implement the provisions thereof. Subject to the provisions of the Amended and Restated 1994 Incentive Plan, the Compensation Committee's powers include, but are not limited to, determining the officers and employees of the Company and any subsidiaries to whom awards shall be granted, and fixing the size, terms, conditions and timing of all awards. The Compensation Committee is, however, limited in the number of Common Shares subject to awards that may be granted to certain executive officers of the Company.

  The Amended and Restated 1994 Incentive Plan provides that the maximum number of Common Shares subject to options and SARs granted to each person who qualifies as an executive officer named from time to time in the summary compensation table in the proxy statement and who is employed on the last day of the taxable year ("SCT Executives") is 500,000 Common Shares during the term of the Amended and Restated 1994 Incentive Plan and that no more than 50,000 options and SARs with respect to Common Shares may be granted in any one year.

  The Amended and Restated 1994 Incentive Plan further provides that the maximum number of Common Shares subject to restricted stock awards granted to each SCT Executive is 150,000 during the term of the Amended and Restated 1994 Incentive Plan and that no more than 50,000 Common Shares of restricted stock may be awarded in any one year, provided, however, that no more than 50,000 Common Shares of restricted stock may be awarded in any three-year period during the term of the Amended and Restated 1994 Incentive Plan. Similar limits also apply to the grant of performance units.

  The Compensation Committee retains its discretion as to the timing and amount of particular awards, and in establishing the number of options, SARs, restricted stock awards and performance units that may be granted to SCT Executives, is not obligated to grant options, SARs, restricted stock awards or performance units equal to any amount within any year, during the term of the Amended and Restated 1994 Incentive Plan, or at any other time. The limitations applicable to SCT Executives may in each case be adjusted in the event of any stock dividend, recapitalization, stock split or other capital adjustment or any other transaction materially affecting Common Shares, pursuant to Section 3(b) of the Amended and Restated 1994 Incentive Plan.

  Eligibility. The Compensation Committee may select as a participant in the Amended and Restated 1994 Incentive Plan any executive or managerial employee of the Company and its subsidiaries who is in a position in which the employee's decisions, actions and counsel significantly impact profitability. A Director who is not an employee is not eligible to receive awards under the Amended and Restated 1994 Incentive Plan. The determination of who is a participant and the awards to be granted is made on a year-to-year basis. On January 30, 1999, approximately 177 employees were participants in the Amended and Restated 1994 Incentive Plan.

  Stock Options. An ISO or a nonqualified option is the right to purchase, in the future, the Company's Common Shares at a set price. Under the Amended and Restated 1994 Incentive Plan, the purchase price of Common Shares subject to any option, which can be either an ISO or a nonqualified option, must be at least 100% of the Fair Market Value of the Common Shares on the date of grant. Fair Market Value is defined as the average of the high and low prices of the Company's Common Shares on the New York Stock Exchange on the date on which the option is granted. On January 29, 1999 (the last trading day in January), the closing price of the Common Shares on the New York Stock Exchange was $27 1/8.

  Each option terminates on the earliest of: (a) the expiration of the term, which may not exceed ten years from the date of grant; (b) thirty days after the date the option holder's employment or service terminates for any reason other than disability, death or retirement; or (c) the expiration of three years from the date an option holder's employment or service terminates by reason of such option holder's disability, death or retirement.

  If an ISO is granted to an employee who then owns, directly or by attribution under the Code, shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, the term of the option will not exceed five years and the exercise price will be at least 110% of the Fair Market Value of the shares on the date that the ISO is granted.

  An option holder may pay the exercise price for an option (a) in cash, (b) in cash received from a broker-dealer to whom the holder has submitted an exercise notice consisting of a fully endorsed option (however, in the case of a holder subject to Section 16 of the Exchange Act, this payment option will only be available to the extent such holder complies with Regulation T issued by the Federal Reserve Board), (c) by delivering Common Shares having an aggregate Fair Market Value on the date of exercise equal to the exercise price, (d) by directing the Company to withhold such number of Common Shares otherwise issuable upon exercise of such option having an aggregate Fair Market Value on the date of exercise equal to the exercise price, (e) by such other medium of payment as the Compensation Committee, in its discretion, authorizes at the time of grant, or (f) by any combination of (a), (b), (c),
(d) and (e).

  Each option will be evidenced by a written option agreement containing provisions consistent with the Amended and Restated 1994 Incentive Plan and such other provisions as the Compensation Committee deems appropriate. No ISO granted under the Plan may be transferred, except by will or the laws of descent and distribution. Nonqualified options may be assigned, without consideration and with the approval of the Compensation Committee, to the option holder's spouse, lineal descendant, trustee for the option holder's spouse or lineal descendant, or an organization exempt from taxation under
Section 501(c)(3) of the Code.

  Restricted Stock Awards. A restricted stock award is the grant of a right to receive Common Shares of the Company, either immediately or on a future date upon satisfaction of certain criteria or conditions, which may or may not be performance-based. Common Shares awarded may not be transferred or encumbered until the restrictions established by the Compensation Committee lapse.

  Pursuant to the 1994 Incentive Plan as originally approved by the shareholders, the Compensation Committee determined the business criteria applicable to performance-based restricted stock awards at the time of the grant. Pursuant to the Proposed Amendments, the Amended and Restated 1994 Incentive Plan sets forth the following business criteria as the basis for the grant of performance-based restricted Stock awards: (i) changes in stock price, gross revenue, pre-tax operating income, or earnings per share; or (ii) ratios of stock price, earnings, or pre-tax operating income relative to shareholder's equity, earnings, total assets, or to assets employed; or (iii) a comparison of any of the preceding measures to similar measures for competitors. The Compensation Committee will choose which of these criteria, if any, to include in each individual restricted stock grant and the performance targets that must be satisfied before the restrictions will be lifted. In the event of a participant's termination of employment (other than due to death, disability or retirement) prior to the lapse of applicable restrictions, all shares as to which there still remain unlapsed restrictions shall be forfeited. Each restricted stock award will be evidenced by a written restricted stock award agreement containing provisions consistent with the Amended and Restated 1994 Incentive Plan and such other provisions as the Compensation Committee deems appropriate.

  Stock Appreciation Rights. An SAR is a right to receive in the future, in cash or Common Shares, all or a portion of the excess of the Fair Market Value of the Company's Common Shares at the time the SAR is exercised, over a specified price not less than the Fair Market Value of the Company's Common Shares at the date of the grant. SARs may be granted in tandem with a previously or contemporaneously granted stock option, or separately from the grant of a stock option. SARs granted under the Amended and Restated 1994 Incentive Plan may not be granted for a period less than one year nor more than ten years and will be exercisable in whole or in part, at such time or times and as determined by the Committee at the time of the grant, which period may not commence any earlier than six months after the date of grant.

  Performance Units. A performance unit is a right to a future payment, either in cash or Common Shares, based upon the achievement of pre-established long-term performance targets. The Compensation Committee may establish performance periods ranging from two to five years and maximum and minimum performance targets during those periods. The level of achievement of targets will determine what portion of value of a unit is awarded. The business criteria used to define the performance targets could include one or more of the following: (i) changes in stock price, gross revenue, pre-tax operating income, or earnings per share; or (ii) ratios of stock price, earnings, or pre-tax operating income relative to shareholder's equity, earnings, total assets, or to assets employed; or (iii) a comparison of any of the preceding measures to similar measures for competitors.

  In the event a participant holding a performance unit ceases to be employed prior to the end of the applicable performance period by reason of death, disability or retirement, such participant's units, to the extent earned, will be payable at the end of the performance period. Upon any other termination of employment, participation terminates and all outstanding performance units are canceled.

  Duration of the Amended and Restated 1994 Incentive Plan. No award may be granted under the Amended and Restated 1994 Incentive Plan after April 13, 2004.

  Provisions Relating to a "Change in Control" of the Company. Notwithstanding any other provision of the Amended and Restated 1994 Incentive Plan, in the event of a "Change in Control" of the Company, the date upon which each award then outstanding under the Amended and Restated 1994 Incentive Plan first becomes exercisable or vests, as the case may be, will automatically accelerate to the effective date of the Change in Control. The Compensation Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any award, either at the time such award is granted hereunder or any time thereafter, to take any one or more of the following actions: (a) provide for the exercise of any such award, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Shares covered thereby had such award been currently exercisable; (b) provide for the vesting or termination of the restrictions on any such award; (c) make such adjustment to any such award then outstanding as the Compensation Committee deems appropriate to reflect such Change in Control; and (d) cause any such award then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control. A "Change in Control" has the meaning given to such term in separate change in control agreements between the Company and certain executives. (See discussion of "Change in Control and Termination Agreements" in the portion of this proxy statement dealing with the election of directors.)

  Termination, Suspension or Amendment. The Board or Compensation Committee may at any time terminate, suspend or amend the Amended and Restated 1994 Incentive Plan without the authorization of shareholders to the extent allowed by law, including without limitation any rules issued by the Securities and Exchange Commission under Section 16 of the Exchange Act, insofar as shareholder approval thereof is not required for the Amended and Restated 1994 Incentive Plan to continue to satisfy the requirements of Rule 16b-3. No termination, suspension or amendment of the Amended and Restated 1994 Incentive Plan will adversely affect any right acquired by any participant under an award granted before the date of such termination, suspension or amendment, unless the participant consents to the termination, suspension or amendment; but it will be conclusively presumed that any adjustment for changes in capitalization as provided for therein does not adversely affect any such right. The Amended and Restated 1994 Incentive Plan will apply to grants made under the plan at any time.

  Tax Aspects with Respect to Grants under the Amended and Restated 1994 Incentive Plan. The following discussion is intended to summarize briefly the general principles of Federal income tax law applicable to awards granted under the Amended and Restated 1994 Incentive Plan. A recipient of an ISO will not recognize taxable income upon either the grant or exercise of the ISO. The option holder will recognize long-term capital gain or loss on a disposition of the Common Shares acquired upon exercise of an ISO, provided the option holder does not dispose of those Common Shares within two years from the date the ISO was granted or within one year after the Common Shares were transferred to such option holder (a "disqualifying disposition"). If the option holder satisfies both of the foregoing holding periods, then the Company will not be allowed a deduction by reason of the grant or exercise of an ISO.

  As a general rule, if the option holder disposes of the Common Shares in a disqualifying disposition, the gain recognized will be taxed as ordinary income to the extent of the difference between (a) the lesser of the fair market value of the Common Shares on the date of exercise or the amount received for the Common Shares in the disqualifying disposition, and (b) the adjusted basis of the Common Shares, and the Company will be entitled to a deduction in that amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending on the length of time the option holder held the Common Shares prior to the disposition.

  The amount by which the fair market value of a Common Share at the time of exercise exceeds the exercise price will be included in the computation of such option holder's "alternative minimum taxable income" in the year the option holder exercises the ISO. If an option holder pays alternative minimum tax with respect to the exercise of an ISO, the amount of such tax paid will be allowed as a credit against regular tax liability in subsequent years. The option holder's basis in the Common Shares for purposes of the alternative minimum tax will be adjusted when income is included in alternative minimum taxable income.

  A recipient of a nonqualified stock option will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant. Such an option holder will recognize ordinary income in the taxable year in which the option holder exercises the nonqualified stock option, in an amount equal to the excess of the fair market value of the Common Shares received upon exercise at the time of exercise of such an option over the exercise price of the option, and the Company will be allowed a deduction in that amount. Upon disposition of the Common Shares subject to the option, an option holder will recognize long-term or short-term capital gain or loss, depending upon the length of time the Common Shares were held prior to disposition, equal to the difference between the amount realized on disposition and the option holder's adjusted basis of the Common Shares subject to the option (which adjusted basis ordinarily is the fair market value of the Common Shares subject to the option on the date the option was exercised).

  At the date of grant, the holder of an SAR will not be deemed to receive income, and the Company will not be entitled to a deduction. On the date of exercise, the holder of an SAR will realize ordinary income equal to the amount of cash or the fair market value of the Common Shares received on exercise. The Company will be entitled to a corresponding deduction with respect to ordinary income realized by the holder of an SAR, provided that the Company complies with applicable withholding tax requirements. Upon the vesting of restricted stock awards, the holder (if the holder has not elected to recognize ordinary income on the date of grant) will realize ordinary income in an amount equal to the fair market value of the Common Shares at that time and the Company receives a corresponding deduction. Upon receipt of payment of a performance unit, the recipient will realize ordinary income and the Company will receive a corresponding deduction.

Vote Required for Approval of the Amended and Restated 1994 Incentive Plan--

  Approval of the Amended and Restated 1994 Incentive Plan requires that, of the Common Shares present in person or represented by proxy at the Annual Meeting, the votes in favor of the Amended and Restated 1994 Incentive Plan exceed the votes against the Amended and Restated 1994 Incentive Plan.

  THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL OF PROPOSAL 2.

               PROPOSAL 3--APPROVAL OF THE AMENDED AND RESTATED
               NIPSCO INDUSTRIES, INC. LONG-TERM INCENTIVE PLAN

Background--

  At the annual meeting of shareholders held on April 13, 1988, the shareholders of the Company approved the NIPSCO Industries, Inc. Long-Term Incentive Plan ("1988 Incentive Plan"). Since 1988, the Compensation Committee has approved certain minor amendments to the 1988 Incentive Plan, as permitted by the 1988 Incentive Plan. At a Compensation Committee meeting on February 24, 1999, the Compensation Committee approved certain additional amendments to the 1988 Incentive Plan ("Proposed Amendments"), described more fully below, and directed that the 1988 Incentive Plan, as amended ("Amended and Restated 1988 Incentive Plan"), be submitted to shareholders for their approval.

  As approved by the shareholders in 1988, the 1988 Incentive Plan did not specify the business criteria to be used with respect to the grants of restricted stock awards. The Compensation Committee has therefore determined the business criteria at the time the stock awards were made. Section 162(m) of the Code limits the ability of a publicly held corporation, such as the Company, to deduct compensation paid to certain executives if that compensation exceeds $1 million. This limitation does not apply to qualified performance-based compensation. Pursuant to the regulations issued under
Section 162(m), restricted stock awards made under the 1988 Incentive Plan would not be considered qualified performance-based compensation unless the shareholders approved the business criteria used by the Compensation Committee. The regulations also require that the plan include per participant limits for options and SARs available under the plan. Therefore, the Company is seeking shareholder approval of the Amended and Restated 1988 Incentive Plan which, as a result of the Proposed Amendments, will now specifically include the business criteria used by the Compensation Committee for outstanding grants of restricted stock and will contain the necessary per participant limits.

  Therefore, the Company recommends that the shareholders approve the Amended and Restated 1988 Incentive Plan, which is summarized in the remainder of this section. If the Amended and Restated 1988 Incentive Plan is not approved, the Company intends to continue the 1988 Incentive Plan in its current form. A copy of the Amended and Restated 1988 Incentive Plan is set forth in Exhibit B to this Proxy Statement. The following summary is qualified in its entirety by reference to the full text of the Amended and Restated 1988 Incentive Plan set forth as Exhibit B.

General Description of the Amended and Restated 1988 Incentive Plan--

  Introduction. The Amended and Restated 1988 Incentive Plan is a stock-based compensation plan providing for the grant of ISOs, nonqualified stock options, SARs, restricted stock and performance units to officers and other key executives of the Company who are in positions in which their decisions, actions and counsel significantly impact profitability. The Amended and Restated 1988 Incentive Plan is intended to recognize the contributions made to the Company by officers and other key executives who make substantial contributions through their loyalty, ability, industry and invention, and to improve the ability of the Company to secure, retain, and motivate such employees upon whom the Company's future earnings depend, by providing such persons with an opportunity to either acquire or increase their proprietary interests in the Company or to receive additional compensation based upon the performance of the Company's Common Shares.

  The terms and conditions of the Amended and Restated 1988 Incentive Plan, as modified by the Proposed Amendments, are intended to address certain limitations on the deductibility of executive compensation under Section 162(m) of the Code. Section 162(m) limits the deductibility of certain compensation in excess of $1 million per year paid by a publicly traded corporation to the chief executive officer and the four other executive officers named in the summary compensation table of the proxy statement who are employed on the last day of the taxable year. Pursuant to the regulations issued under Section 162(m), certain types of compensation may be excluded from the limitations on deductibility if the compensation is "performance-based." Compensation resulting from the exercise of stock options and SARs is deemed to meet the performance-based standard if, among other requirements, the maximum number of option shares and SARs that an individual executive may receive during a specified period is predetermined. Compensation in the form of performance-based restricted stock awards and performance units meet the
Section 162(m) performance-based standard if the business criteria on which the performance goal is based and either the maximum amount of compensation to be paid or the formula used to calculate the amount of compensation if the performance goal is attained are predetermined. The 1988 Incentive Plan as originally approved by shareholders identified certain business criteria that could be used for the performance units. As described below, the Proposed Amendments refine the criteria to be used for performance units, apply these same criteria to awards of performance-based restricted stock and add the per participant limits to the plan with respect to grants of options and SARs.

  Shares Subject to Awards. The total number of Common Shares of the Company subject to awards granted under the Amended and Restated 1988 Incentive Plan may not exceed 5,000,000 Common Shares. All awards and Common Shares available under the Amended and

Restated 1988 Incentive Plan are subject to adjustment in the event of a merger, recapitalization, stock dividend, stock split or other similar change affecting the number of outstanding Common Shares of the Company. Unpurchased shares subject to an option that lapses or terminates without exercise and shares subject to restricted stock awards, but never issued because the conditions of the award were not fulfilled, are available for future awards. Common Shares delivered in lieu of cash payments or withheld by the Company are considered to have been used by the Amended and Restated 1988 Incentive Plan and are not available for further awards or such delivery.

  Information relating to awards which have been granted to the Named Officers is presented in the various tables located under the sub-caption "Compensation of Executive Officers." In addition, as of December 31, 1998, 875,900 options were outstanding under the 1988 Incentive Plan to all executive officers as a group at exercise prices ranging from $8.53 to $18.91, and 1,253,000 options were outstanding to all employees as a group at exercise prices from $8.53 to $18.91. In addition, as of December 31, 1998, there were 364,666 shares of restricted stock that had been granted to all executive officers under the 1988 Incentive Plan which had not yet vested, and 484,666 shares of restricted stock that had been granted to all employees as a group which had not yet vested. There are no outstanding SARs.

  Administration. The Amended and Restated 1988 Incentive Plan is administered by the Compensation Committee, which must be composed of two or more directors who are "non-employee directors" within the meaning of Rule 16b-3 and are "outside directors" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

  The Compensation Committee has the sole power to administer the Amended and Restated 1988 Incentive Plan and to make rules to implement the provisions thereof. Subject to the provisions of the Amended and Restated 1988 Incentive Plan, the Compensation Committee's powers include, but are not limited to, determining the officers and employees of the Company and any subsidiaries to whom awards shall be granted, and fixing the size, terms, conditions and timing of all awards.

  The Amended and Restated 1988 Incentive Plan provides that the maximum number of Common Shares subject to options and SARs granted to each SCT Executive is 350,000 Common Shares during the term of the plan.

  The Compensation Committee retains its discretion as to the timing and amount of particular awards, and in establishing the limitations on the number of awards that may be granted to SCT Executives, is not obligated to grant options, SARs, restricted stock awards or performance units equal to any amount within any year, during the term of the Amended and Restated 1988 Incentive Plan, or at any other time. The limitations applicable to SCT Executives may in each case be adjusted in the event of any stock dividend, recapitalization, stock split or other capital adjustment or any other transaction materially affecting Common Shares, pursuant to Section 20 of the Amended and Restated 1988 Incentive Plan.

  Eligibility. The Compensation Committee may select as a participant in the Amended and Restated 1988 Incentive Plan any executive or managerial employee of the Company and its subsidiaries who is in a position in which the employee's decisions, actions and counsel significantly impact profitability. A Director who is not an employee is not eligible to receive awards under the Amended and Restated 1988 Incentive Plan. The determination of who is a participant and the awards to be granted is made on a year-to-year basis. On January 30, 1999, approximately 53 employees were participants in the Amended and Restated 1988 Incentive Plan.

  Stock Options. An ISO or a nonqualified option is the right to purchase, in the future, the Company's Common Shares at a set price. Under the Amended and Restated 1988 Incentive Plan, the purchase price of shares subject to any option, which can be either an ISO or a nonqualified option, must be at least 100% of the Fair Market Value of the shares on the date of grant. Fair Market Value is defined as the average of the high and low prices of the Company's Common Shares on the New York Stock Exchange on the date on which the option is granted. On January 29, 1999 (the last trading day in January), the closing price of the Common Shares on the New York Stock Exchange was $27 1/8.

  Nonqualified options terminate on the earliest of: (a) the expiration of the term, which may not exceed ten years from the date of grant; (b) thirty days after the date the option holder's employment or service terminates for any reason other than disability, death or retirement; or (c) the expiration of twelve months from the date an option holder's employment or service terminates by reason of such option holder's disability, death or retirement.

  ISOs terminate on the earliest of: (a) the expiration of the term, which may not exceed ten years from the date of grant; (b) ninety days after the date the option holder's employment or service terminates for any reason other than disability; or (c) the expiration of one year from the date an option holder's employment or service terminates by reason of such option holder's disability.

  If an ISO is granted to an employee who then owns, directly or by attribution under the Code, shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, the term of the option will not exceed five years and the exercise price will be at least 110% of the Fair Market Value of the shares on the date that the ISO is granted.

  An option holder may pay the exercise price for an option (a) in cash, (b) in cash received from a broker-dealer to whom the holder has submitted an exercise notice consisting of a fully endorsed option (however, in the case of a holder subject to Section 16 of the Exchange Act, this payment option will only be available to the extent such holder complies with Regulation T issued by the Federal Reserve Board), (c) by delivering Common Shares having an aggregate Fair Market Value on the date of exercise equal to the exercise price, (d) by directing the Company to withhold such number of Common Shares otherwise issuable upon exercise of such option having an aggregate Fair Market Value on the date of exercise equal to the exercise price, (e) by such other medium of payment as the Compensation Committee, in its discretion, authorizes at the time of grant, or (f) by any combination of (a), (b), (c),
(d) and (e).

  Each option will be evidenced by a written option agreement containing provisions consistent with the Amended and Restated 1988 Incentive Plan and such other provisions as the Compensation Committee deems appropriate. No ISO granted under the Plan may be transferred, except by will or the laws of descent and distribution. Nonqualified options may be assigned, without consideration and with the approval of the Compensation Committee, to the option holder's spouse, lineal descendant, trustee for the option holder's spouse or lineal descendant, or an organization exempt from taxation under
Section 501(c)(3) of the Code.

  Restricted Stock Awards. A restricted stock award is the grant of a right to receive Common Shares of the Company, either immediately or on a future date upon satisfaction of certain criteria or conditions, which may or may not be performance-based. Common Shares awarded may not be transferred or encumbered until the restrictions established by the Compensation Committee lapse.

  Pursuant to the 1988 Incentive Plan as originally approved by the shareholders, the Compensation Committee determined the business criteria applicable to performance-based restricted stock awards at the time of the grant. The outstanding grants under the plan generally contained one or more of the following business criteria: (i) changes in stock price, gross revenue, pre-tax operating income, or earnings per share; or (ii) ratios of stock price, earnings, or pre-tax operating income relative to shareholder's equity, earnings, total assets, or to assets employed; or (iii) a comparison of any of the preceding measures to similar measures for competitors. In the event of a participant's termination of employment (other than due to death or retirement) prior to the lapse of applicable restrictions, all shares as to which there still remain unlapsed restrictions shall be forfeited. Each restricted stock award will be evidenced by a written restricted stock award agreement containing provisions consistent with the Amended and Restated 1988 Incentive Plan and such other provisions as the Compensation Committee deems appropriate.

  Stock Appreciation Rights. An SAR is a right to receive in the future, in cash or Common Shares, all or a portion of the excess of the Fair Market Value of the Company's Common Shares at the time the SAR is exercised, over a specified price not less than the Fair Market Value of the Company's Common Shares at the date of the grant. SARs may be granted in tandem with a previously or contemporaneously granted stock option, or separately from the grant of a stock option. SARs granted under the Amended and Restated 1988 Incentive Plan may not be granted for a period less than one year nor more than ten years and will be exercisable in whole or in part, at such time or times and as determined by the Committee at the time of the grant, which period may not commence any earlier than six months after the date of grant.

  Performance Units. A performance unit is a right to a future payment, either in cash or Common Shares, based upon the achievement of pre-established long-term performance targets. The Compensation Committee may establish performance periods ranging from two to five years and maximum and minimum performance targets during those periods. The level of achievement of targets will determine what portion of value of a unit is awarded. The business criteria used to define the performance targets could include one or more of the following: (i) changes in stock price, gross revenue, pre-tax operating income, or earnings per share; or (ii) ratios of stock price, earnings, or pre-tax operating income relative to shareholder's equity, earnings, total assets, or to assets employed; or (iii) a comparison of any of the preceding measures to similar measures for competitors.

  In the event a participant holding a performance unit ceases to be employed prior to the end of the applicable performance period by reason of death, disability or retirement, such participant's units, to the extent earned, will be payable at the end of the performance period. Upon any other termination of employment, participation terminates and all outstanding performance units are canceled.

  Duration of the Amended and Restated 1988 Incentive Plan. No award may be granted under the Amended and Restated 1988 Incentive Plan after April 13, 1998.

  Termination, Suspension or Amendment. The Board or Compensation Committee may at any time terminate, suspend or amend the Amended and Restated 1988 Incentive Plan without the authorization of shareholders to the extent allowed by law, including without limitation any rules issued by the Securities and Exchange Commission under Section 16 of the Exchange Act, insofar as shareholder approval thereof is not required for the Amended and Restated 1988 Incentive Plan to continue to satisfy the requirements of Rule 16b-3. No termination, suspension or amendment of the Amended and Restated 1988 Incentive Plan shall adversely affect any right acquired by any participant under an award granted before the date of such termination, suspension or amendment, unless the participant consents to the termination, suspension or amendment; but it will be conclusively presumed that any adjustment for changes in capitalization as provided for therein does not adversely affect any such right. The Amended and Restated 1988 Incentive Plan will apply to grants made under the plan at any time.

  Tax Aspects with Respect to Grants under the Amended and Restated 1988 Incentive Plan. The following discussion is intended to summarize briefly the general principles of Federal income tax law applicable to awards granted under the Amended and Restated 1988 Incentive Plan. A recipient of an ISO will not recognize taxable income upon either the grant or exercise of the ISO. The option holder will recognize long-term capital gain or loss on a disposition of the Common Shares acquired upon exercise of an ISO, provided the option holder does not dispose of those Common Shares within two years from the date the ISO was granted or within one year after the Common Shares were transferred to such option holder (a "disqualifying disposition"). If the option holder satisfies both of the foregoing holding periods, then the Company will not be allowed a deduction by reason of the grant or exercise of an ISO.

  As a general rule, if the option holder disposes of the Common Shares in a disqualifying disposition, the gain recognized will be taxed as ordinary income to the extent of the difference between (a) the lesser of the fair market value of the Common Shares on the date of exercise or the amount received for the Common Shares in the disqualifying disposition, and (b) the adjusted basis of the Common Shares, and the Company will be entitled to a deduction in that amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending on the length of time the option holder held the Common Shares prior to the disposition.

  The amount by which the fair market value of a Common Share at the time of exercise exceeds the exercise price will be included in the computation of such option holder's "alternative minimum taxable income" in the year the option holder exercises the ISO. If an option holder pays alternative minimum tax with respect to the exercise of an ISO, the amount of such tax paid will be allowed as a credit against regular tax liability in subsequent years. The option holder's basis in the Common Shares for purposes of the alternative minimum tax will be adjusted when income is included in alternative minimum taxable income.

  A recipient of a nonqualified stock option will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant. Such an option holder will recognize ordinary income in the taxable year in which the option holder exercises the nonqualified stock option, in an amount equal to the excess of the fair market value of the Common Shares received upon exercise at the time of exercise of such an option over the exercise price of the option, and the Company will be allowed a deduction in that amount. Upon disposition of the Common Shares subject to the option, an option holder will recognize long-term or short-term capital gain or loss, depending upon the length of time the Common Shares were held prior to disposition, equal to the difference between the amount realized on disposition and the option holder's adjusted basis of the Common Shares subject to the option (which adjusted basis ordinarily is the fair market value of the Common Shares subject to the option on the date the option was exercised).

  At the date of grant, the holder of an SAR will not be deemed to receive income, and the Company will not be entitled to a deduction. On the date of exercise, the holder of an SAR will realize ordinary income equal to the amount of cash or the market value of the Common Shares received on exercise. The Company will be entitled to a corresponding deduction with respect to ordinary income realized by the holder of an SAR, provided that the Company complies with applicable withholding tax requirements. Upon the vesting of restricted stock awards, the holder (if the holder has not elected to recognize ordinary income on the date of grant) will realize ordinary income in an amount equal to the fair market value of the Common Shares at that time and the Company receives a corresponding deduction. Upon receipt of payment of a performance unit, the recipient will realize ordinary income and the Company will receive a corresponding deduction.

Vote Required for Approval of the Amended and Restated 1988 Incentive Plan--

  Approval of the Amended and Restated 1988 Incentive Plan requires that, of the Common Shares present in person or represented by proxy at the Annual Meeting, the votes in favor of the Amended and Restated 1988 Incentive Plan exceed the votes against the Amended and Restated 1988 Incentive Plan.

  THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL OF PROPOSAL 3.

  PROPOSAL 4--APPROVAL OF AMENDMENT TO COMPANY'S ARTICLES OF INCORPORATION TO
                  CHANGE THE NAME OF COMPANY TO NiSource Inc.

  The Board of Directors has unanimously approved and recommends to the shareholders that the Company's Articles of Incorporation be amended to change the name of the Company from NIPSCO Industries, Inc. to NiSource Inc. The Board of Directors believes that changing the Company's name reflects more clearly the Company's growth and that NiSource describes the new direction of the Company as a multistate supplier in energy and water resources and related services.

  If the name change is approved, current Company stock certificates will remain valid and no exchange of certificates will be required, unless and until the securities represented by those stock certificates are sold or transferred. The Company intends to retain as its trading symbol the letters "NI."

  This name change will be effected by an amendment to Article I of the Company's Articles of Incorporation. Article I of the Company's Articles of Incorporation presently provides:

      The name of the Corporation is NIPSCO Industries, Inc.

  The Board of Directors has recommended that the shareholders vote to amend
Article I to provide:

      The name of the Corporation is NiSource Inc.

Vote Required to Approve Amendment to Articles of Incorporation--

  Approval of the proposed amendment to the Articles of Incorporation requires that, of the Common Shares present in person or represented by proxy at the Annual Meeting, the votes in favor of the proposed amendment exceed the votes against the proposed amendment.

  THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL OF PROPOSAL 4.

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

  Any holder of Common Shares who wishes to submit a proposal to be voted upon by shareholders at the 2000 annual meeting of the Company, and who wishes the proposal to be included in the Company's proxy materials, must submit the proposal to the Secretary of the Company by November 15, 1999. The holder submitting the proposal must have owned

Common Shares worth at least $2,000 in market value for at least one year prior to submitting the proposal, and must represent to the Company that the holder intends to hold those shares through the date of the 2000 annual meeting.

  Any holder of Common Shares who wishes to nominate a director or bring other business before the 2000 annual meeting must also file a notice of the holder's intent to do so by November 15, 1999. The notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such holder and the beneficial owner, if any, on whose behalf the proposal is made. The notice must also include the nominating shareholder's name and address and the number of Common Shares beneficially owned by the shareholder. Any nomination submitted shall also set forth the information relating to the nominated director as required under the Exchange Act.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely upon its review of the Forms 3, 4 and 5 furnished to the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company believes that all of its directors, officers and beneficial owners of more than 10% of its Common Shares filed all such reports on a timely basis during 1998, except that James T. Morris omitted to file information on a timely basis on the Form 5 for the year ended December 31, 1997 with respect to two 1997 gift transactions aggregating 200 (pre-split) Common Shares.

                    ANNUAL REPORT AND FINANCIAL STATEMENTS

  Attention is directed to the financial statements contained in the Company's Annual Report for the year ended December 31, 1998. A copy of the Annual Report has been sent, or is concurrently being sent, to all shareholders of record as of March 4, 1999.

                           AVAILABILITY OF FORM 10-K

  A copy of the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1998, including the financial statements and the financial statement schedules, but without exhibits, will be provided without charge to any shareholder or beneficial owner of the Company's shares upon written request to Nina M. Rausch, Secretary, NIPSCO Industries, Inc., 5265 Hohman Avenue, Hammond, Indiana 46320-1775.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  Arthur Andersen LLP has been selected by the Board of Directors to serve as the Company's independent public accountants for the year 1999, as they have served for many years past. A representative of that firm will be present at the Annual Meeting and will be given an opportunity to make a statement if the representative so desires. The representative will also be available to respond to questions from shareholders.

                                OTHER BUSINESS

  The Board of Directors does not intend to bring any other matters before the Annual Meeting and does not know of any matters which will be brought before the meeting by others. If any matters properly come before the meeting it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment on such matters.

  It is important that proxies be returned promptly. Therefore, shareholders are urged to vote, date, sign and return the enclosed proxy. No postage need be affixed if mailed in the United States.

                                         By Order of the Board of Directors

                                                   Nina M. Rausch
                                                      Secretary

Dated: March 15, 1999

                                   EXHIBIT A





                            NIPSCO INDUSTRIES, INC.

                         1994 LONG-TERM INCENTIVE PLAN

                            As Amended and Restated
                            Effective April 14, 1999

                            NIPSCO INDUSTRIES, INC.

                         1994 LONG-TERM INCENTIVE PLAN

                As Amended and Restated Effective April 14, 1999

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 1. Purpose................................................................ A-1

 2. Administration......................................................... A-1

 3. Common Shares Subject to the Plan...................................... A-2

 4. Participants........................................................... A-3

 5. Awards Under the Plan.................................................. A-3

 6. Section 162(m) Limitations............................................. A-3

 7. NonQualified Stock Options............................................. A-3
  (a) Option Price......................................................... A-3
  (b) Exercise of Option................................................... A-4
  (c) Payment for Shares................................................... A-4
  (d) Transferability...................................................... A-4
  (e) Rights Upon Termination of Employment................................ A-5

 8. Incentive Stock Options................................................ A-5
  (a) Option Price......................................................... A-5
  (b) Exercise of Option................................................... A-5
  (c) Payment for Shares................................................... A-6
  (d) Transferability...................................................... A-7
  (e) Rights Upon Termination of Employment................................ A-7

 9. Stock Appreciation Rights.............................................. A-7
  (a) Awards............................................................... A-8
  (b) Term................................................................. A-8
  (c) Payment.............................................................. A-8

10. Performance Units...................................................... A-8
  (a) Performance Period................................................... A-9
  (b) Valuation of Units................................................... A-9

                                                                            Page
                                                                            ----
  (c) Performance Targets..................................................  A-9
  (d) Adjustments..........................................................  A-9
  (e) Payments of Units....................................................  A-9
  (f) Termination of Employment............................................  A-9
  (g) Other Terms.......................................................... A-10

11. Restricted Stock Awards................................................ A-10
  (a) Restriction Period................................................... A-10
  (b) Restrictions Upon Transfer........................................... A-10
  (c) Certificates......................................................... A-11
  (d) Lapse of Restrictions................................................ A-11
  (e) Termination Prior to Lapse of Restrictions........................... A-11

12. Supplemental Cash Payments............................................. A-11

13. General Restrictions................................................... A-12

14. Rights as a Shareholder................................................ A-12

15. Employment Rights...................................................... A-12

16. Tax--Withholding....................................................... A-12

17. Change in Control...................................................... A-13

18. Amendment or Termination............................................... A-13

19. Effect on Other Plans.................................................. A-14

20. Duration of the Plan................................................... A-14

                            NIPSCO INDUSTRIES, INC.

                         1994 LONG-TERM INCENTIVE PLAN

              (As Amended and Restated Effective April 14, 1999)

  WHEREAS, NIPSCO Industries, Inc. (the "Company") adopted the NIPSCO Industries, Inc. 1994 Long-Term Incentive Plan effective April 13, 1994, as last amended and restated effective February 1, 1998 ("Plan"); and

  WHEREAS, pursuant to Section 18 of the Plan, the Company wishes to further amend the Plan in certain respects and restate it in a single document;

  NOW THEREFORE, the Plan is hereby amended and restated, effective April 14, 1999, as follows:

  1. Purpose. The purpose of the NIPSCO Industries, Inc. 1994 Long-Term Incentive Plan (the "Plan") is to further the earnings of NIPSCO Industries, Inc. (the "Company") and its subsidiaries. The Plan provides long-term incentives to those officers and key executives who make substantial contributions by their ability, loyalty, industry and invention. The Company intends that the Plan will thereby facilitate securing, retaining, and motivating management employees of high caliber and potential.

  2. Administration. The Plan shall be administered by the Nominating and Compensation Committee ("Committee") of the Board of Directors of the Company ("Board"). The Committee shall be composed of not fewer than two members of the Board who are "nonemployee directors" of the Company within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"), and "outside directors" of the Company within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), and the regulations thereunder. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of awards to officers and other key executive employees under the Plan (which need not be identical), and make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Committee under the Plan shall be conclusive and binding. No member of the Board or of the Committee shall be liable for any action taken, or determination made, hereunder in good faith. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company, pursuant to its by-laws.

  3. Common Shares Subject to the Plan. (a) Subject to the provisions of
Section 3(b), the shares that may be issued, or may be the measure of stock appreciation rights granted, under the Plan shall not exceed in the aggregate 2,500,000 (5,000,000 after January 30, 1998) of the common shares without par value of the Company (the "Common Shares"). Such shares may be authorized and unissued shares or treasury shares. Except as otherwise provided herein, any shares subject to an option or right which for any reason expires or is terminated, unexercised as to such shares, shall again be available under the Plan.

  (b) (i) Appropriate adjustments in the aggregate number of Common Shares issuable pursuant to the Plan, the number of Common Shares subject to each outstanding award granted under the Plan, the option price with respect to options and connected stock appreciation rights, the specified price of stock appreciation rights not connected to options, and the value for Units, shall be made to give effect to any increase or decrease in the number of issued Common Shares resulting from a subdivision or consolidation of shares, whether through recapitalization, stock split, reverse stock split, spin-off, spin-out or other distribution of assets to stockholders, stock distributions or combinations of shares, payment of stock dividends, other increase or decrease in the number of such Common Shares outstanding effected without receipt of consideration by the Company, or any other occurrence for which the Committee determines an adjustment is appropriate.

  (ii) In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, or an acquisition by the Company of the stock or assets of any other corporation or corporations, there shall be substituted on an equitable basis, as determined by the Committee in its sole discretion, for each Common Share then subject to the Plan, and for each Common Share then subject to an award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Shares of the Company are entitled pursuant to such transaction.

  (iii) Without limiting the generality of the foregoing provisions of this paragraph, any such adjustment shall be deemed to have prevented any dilution or enlargement of a participant's rights, if such participant receives in any such adjustment, rights that are substantially similar (after taking into account the fact that the participant has not paid the applicable option price) to the rights the participant would have received had he exercised his outstanding award and become a shareholder of the Company immediately prior to the event giving rise to such adjustment. Adjustments under this paragraph shall be made by the Committee, whose decision as to the amount and timing of any such adjustment shall be conclusive and binding on all persons.

  4. Participants. Persons eligible to participate shall be limited to those officers and other key executive employees of the Company and its subsidiaries who are in positions in which their decisions, actions and counsel significantly impact upon profitability. Directors who are not otherwise officers or employees shall not be eligible to participate in the Plan.

  5. Awards Under the Plan. Awards under the Plan may be in the form of stock options (both options designed to satisfy statutory requirements necessary to receive favorable tax treatment pursuant to any present or future legislation and options not designed to so qualify), incentive stock options, stock appreciation rights, performance units, and restricted shares or such combinations of the above as the Committee may in its discretion deem appropriate.

  6. Section 162(m) Limitations. Subject to Section 3(b) of the Plan, the maximum number of stock options and stock appreciation rights granted to any person who qualifies as an executive officer named from time to time in the summary compensation table in the Company's annual meeting proxy statement and who is employed by the Company on the last day of the taxable year (the "SCT Executives") shall be 25,000 (50,000 after January 30, 1998) options and stock appreciation rights with respect to Common Shares per year and 250,000 (500,000 after January 30, 1998) options and stock appreciation rights with respect to Common Shares during the term of the Plan. The maximum number of performance units granted to any SCT Executive shall be 25,000 (50,000 after January 30, 1998) units per year, provided that no more than 25,000 (50,000 after January 30, 1998) units may be awarded in any three year period and that the maximum number of units granted to any SCT Executive during the term of the Plan shall be 75,000 (150,000 after January 30, 1998). The maximum number of restricted stock awards granted to any SCT Executive shall be 25,000 (50,000 after January 30, 1998) Common Shares per year, provided that no more than 25,000 (50,000 after January 30, 1998) Shares of restricted stock may be awarded in any three-year period and that the maximum number of Shares of restricted stock granted to any SCT Executive during the term of the Plan shall be 75,000 (150,000 after January 30, 1998).

  7. NonQualified Stock Options. Options shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Option Price. The purchase price per Common Share deliverable upon the exercise of an option shall not be less than 100% of the fair market value of a Common Share on the day the option is granted, as determined by the Committee. Fair market value of Common Shares for purposes of the Plan shall be the average of the high and low prices on the New York Stock Exchange Composite Transactions on the date of the grant, or on any other applicable date.

    (b) Exercise of Option. Each stock option agreement shall state the period or periods of time within which the option may be exercised by the optionee, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that the option exercise period shall not commence earlier than six months after the date of the grant of the option nor end later than ten years after the date of the grant of the option. The Committee shall have the power to permit in its discretion an acceleration of the previously determined exercise terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

    (c) Payment for Shares. Except as otherwise provided in the Plan or in any stock option agreement, the optionee shall pay the purchase price of the Common Shares upon the exercise of any option (i) in cash, (ii) in cash received from a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed option (however in the case of an optionee subject to Section 16 of the 1934 Act, this payment option shall only be available to the extent such payment procedures comply with Regulation T issued by the Federal Reserve Board), (iii) by delivering Common Shares having an aggregate fair market value on the date of exercise equal to the option exercise price, (iv) by directing the Company to withhold such number of Common Shares otherwise issuable upon exercise of such option having an aggregate fair market value on the date of exercise equal to the option exercise price, (v) by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant, or
  (vi) by any combination of (i), (ii), (iii), (iv) and (v). In the case of an election pursuant to (i) or (ii) above, cash shall mean cash or check issued by a federally insured bank or savings and loan association, and made payable to NIPSCO Industries, Inc. In the case of payment pursuant to
  (ii), (iii) or (iv) above, the optionee's election must be made on or prior to the date of exercise and shall be irrevocable. In lieu of a separate election governing each exercise of an option, an optionee may file a blanket election with the Committee which shall govern all future exercises of options until revoked by the optionee. The Company shall issue, in the name of the optionee, stock certificates representing the total number of Common Shares issuable pursuant to the exercise of any option as soon as reasonably practicable after such exercise, provided that any Common Shares purchased by an optionee through a broker-dealer pursuant to clause (ii) above, shall be delivered to such broker-dealer in accordance with 12 C.F.R. (S) 220.3(e)(4), or other applicable provision of law.

    (d) Transferability. Each stock option agreement shall provide that the option subject thereto is not transferable by the optionee otherwise than by will or the laws of descent or distribution. Notwithstanding the preceding sentence, an optionee, at any time prior to his death, may assign all or any portion of the option to (i) his spouse or lineal descendant,
  (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, or (iii) a tax-exempt organization as described in Section 501(c)(3) of the Code. In such event the spouse, lineal descendant, trustee or tax-exempt organization will be entitled to all of the rights of the optionee with respect to the assigned portion of such option, and such portion of the option will continue to be subject to all of the terms, conditions and restrictions applicable to the option as set forth herein, and in the related stock option agreement, immediately prior to the effective date of the assignment. Any such assignment will be permitted only if (i) the optionee does not receive any consideration therefor, and (ii) the assignment is expressly approved by the Committee or its delegate. Any such assignment shall be evidenced by an appropriate written document executed by the optionee, and a copy thereof shall be delivered to the Committee or its delegate on or prior to the effective date of the assignment. This paragraph shall apply to all nonqualified stock options granted under the Plan at any time.

    (e) Rights Upon Termination of Employment. In the event that an optionee ceases to be an employee for any reason other than death, disability or retirement, the optionee shall have the right to exercise the option during its term within a period of thirty days after such termination to the extent that the option was exercisable at the date of such termination of employment, or during such other period and subject to such terms as may be determined by the Committee. In the event that an optionee dies, retires, or becomes disabled prior to termination of his option without having fully exercised his option, the optionee or his successor shall have the right to exercise the option during its term within a period of three years after the date of such termination due to death, disability or retirement, to the extent that the option was exercisable at the date of termination due to death, disability or retirement, or during such other period and subject to such terms as may be determined by the Committee. For purposes of the Plan, the term "disability" shall mean disability as defined in the Company's Long-Term Disability Plan. The Committee, in its sole discretion, shall determine the date of any disability. For purposes of the Plan, the term "retirement" shall mean retirement as defined in the Company's pension plan.

  8. Incentive Stock Options. Incentive stock options shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Option Price. Except as otherwise provided in Section 8(b), the purchase price per share of stock deliverable upon the exercise of an incentive stock option shall not be less than 100% of the fair market value of the Common Shares on the day the option is granted, as determined by the Committee.

    (b) Exercise of Option. Each stock option agreement shall state the period or periods of time within which the option may be exercised by the optionee, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that the option period shall not commence earlier than six months after the date of the grant of the option nor end later than ten years after the date of the grant of the option. The aggregate fair market value (determined with respect to each incentive stock option at the time of grant) of the Common Shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000. If the aggregate fair market value (determined at the time of grant) of the Common Shares subject to an option, which first becomes exercisable in any calendar year exceeds the limitation of this Section 8(b), so much of the option that does not exceed the applicable dollar limit shall be an incentive stock option and the remainder shall be a nonqualified stock option; but in all other respects, the original option agreement shall remain in full force and effect. As used in this Section 8, the words "parent" and "subsidiary" shall have the meanings given to them in Section 424(e) and 424(f) of the Code. Notwithstanding anything herein to the contrary, if an incentive stock option is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, within the meaning of Section 422(b)(6) of the Code, (i) the purchase price of each Common Share subject to the incentive stock option shall be not less than one hundred ten percent (110%) of the fair market value of the Common Shares on the date the incentive stock option is granted, and (ii) the incentive stock option shall expire, and all rights to purchase Common Shares thereunder shall cease, no later than the fifth anniversary of the date the incentive stock option was granted.

    (c) Payment for Shares. Except as otherwise provided in the Plan or in any stock option agreement, the optionee shall pay the purchase price of the Common Shares upon the exercise of any option, (i) in cash, (ii) in cash received from a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed option (however in the case of an optionee subject to Section 16 of the 1934 Act, this payment option shall only be available to the extent such payment procedures comply with Regulation T issued by the Federal Reserve Board), (iii) by delivering Common Shares having an aggregate fair market value on the date of exercise equal to the option exercise price, (iv) by directing the Company to withhold such number of Common Shares otherwise issuable upon exercise of such option having an aggregate fair market value on the date of exercise equal to the option exercise price, (v) by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant, or
  (vi) by any combination of (i), (ii), (iii), (iv) and (v). In the case of an election pursuant to (i) or (ii), cash shall mean cash or check issued by a federally insured bank or savings and loan association, and made payable to NIPSCO Industries, Inc. In the case of payment pursuant to
  (ii), (iii) or (iv) above, the optionee's election must be made on or prior to the date of exercise and shall be irrevocable. In lieu of a separate election governing each exercise of an option, an optionee may file a blanket election with the Committee which shall govern all future exercises of options until revoked by the optionee. The Company shall issue, in the name of the optionee, stock certificates representing the total number of Common Shares issuable pursuant to the exercise of any option as soon as reasonably practicable after such exercise, provided that any Common Shares purchased by an optionee through a broker-dealer pursuant to clause (ii) above, shall be delivered to such broker-dealer in accordance with 12 C.F.R. (S) 220.3(e)(4), or other applicable provision of law.

    (d) Transferability. Each stock option agreement shall provide that it is not transferable by the optionee otherwise by will or the laws of descent or distribution.

    (e) Rights Upon Termination of Employment. In the event that an optionee ceases to be an employee for any reason other than death, disability or retirement, the optionee shall have the right to exercise the option during its term within a period of thirty days after such termination to the extent that the option was exercisable at the date of such termination of employment, or during such other period and subject to such terms as may be determined by the Committee. In the event that an optionee dies, retires, or becomes disabled prior to termination of his option without having fully exercised his option, the optionee or his successor shall have the right to exercise the option during its term within a period of three years after the date of such termination due to death, disability or retirement, to the extent that the option was exercisable at the date of termination due to death, disability or retirement, or during such other period and subject to such terms as may be determined by the Committee. Notwithstanding the foregoing, in accordance with Section 422 of the Code, if an incentive stock option is exercised more than ninety days after termination of employment, that portion of the option exercised after such date shall automatically be a nonqualified stock option, but in all other respects, the original option agreement shall remain in full force and effect.

  The provisions of this Section 8 shall be construed and applied, and (subject to the limitations of section 20) shall be amended from time to time so as to comply with Section 422 or its successors of the Code and regulations issued thereunder.

  9. Stock Appreciation Rights. Stock appreciation rights shall be evidenced by stock appreciation right agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Awards. A stock appreciation right shall entitle the grantee to receive upon exercise the excess of (i) the fair market value of a specified number of shares of the Company Common Shares at the time of exercise over (ii) a specified price which shall not be less than 100% of the fair market value of the Common Shares at the time the stock appreciation right was granted, or, if connected with a previously issued stock option, not less than 100% of the fair market value of Common Shares at the time such option was granted. A stock appreciation right may be granted in connection with all of any portion of a previously or contemporaneously granted stock option or not in connection with a stock option.

    (b) Term. Stock appreciation rights shall be granted for a period of not less than one year nor more than ten years, and shall be exercisable in whole or in part, at such time or times and subject to such other terms and conditions, as shall be prescribed by the Committee at the time of grant, subject to the following:

      (i) No stock appreciation right shall be exercisable in whole or in part, during the six-month period starting with the date of grant; and

      (ii) Stock appreciation rights will be exercisable only during a grantee's employment, except that in the discretion of the Committee a stock appreciation right may be made exercisable for up to thirty days after the grantee's employment is terminated for any reason other than death, disability or retirement. ln the event that a grantee dies, retires, or becomes disabled without having fully exercised his stock appreciation rights, the grantee or his successor shall have the right to exercise the stock appreciation rights during their term within a period of three years after the date of such termination due to death, disability or retirement to the extent that the right was exercisable at the date of such termination or during such other period and subject to such terms as may be determined by the Committee.

    The Committee shall have the power to permit in its discretion an acceleration of previously determined exercise terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

    (c) Payment. Upon exercise of a stock appreciation right, payment shall be made in cash, in the form of Common Shares at fair market value, or in a combination thereof, as the Committee may determine.

  10. Performance Units. Performance Units ("Units") shall be evidenced by performance unit agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Performance Period. At the time of award, the Committee shall establish with respect to each Unit award a performance period of not less than two, nor more than five, years.

    (b) Valuation of Units. At the time of award, the Committee shall establish with respect to each such award a value for each Unit which shall not thereafter change, or which may vary thereafter determinable from criteria specified by the Committee at the time of award.

    (c) Performance Targets. At the time of award, the Committee shall establish maximum and minimum performance targets to be achieved with respect to each award during the performance period. The participant shall be entitled to payment with respect to all Units awarded if the maximum target is achieved during the performance period, but shall be entitled to payment with respect to a portion of the Units awarded according to the level of achievement of performance targets, as specified by the Committee, for performance during the performance period which meets or exceeds the minimum target but fails to meet the maximum target.

    The performance targets established by the Committee shall relate to corporate, division, or unit performance and may be established in terms of
  (i) changes in stock price, gross revenue, pre-tax operating income, or earnings per share; or (ii) ratios of stock price, earnings, or pre-tax operating income relative to shareholder's equity, earnings, total assets, or to assets employed; or (iii) a comparison of any of the preceding measures to similar measures for competitors. Multiple targets may be used and may have the same or different weighting, and they may relate to absolute performance or relative performance as measured against other institutions or divisions or units thereof.

    (d) Adjustments. At any time prior to payment of the Units, the Committee may adjust previously established performance targets and other terms and conditions, including the corporation's, or division's or unit's financial performance for Plan purposes, to reflect major unforeseen events such as changes in laws, regulations or accounting practices, mergers, acquisitions or divestitures or extraordinary, unusual or non-recurring items or events.

    (e) Payments of Units. Following the conclusion of each performance period, the Committee shall determine the extent to which performance targets have been attained for such period as well as the other terms and conditions established by the Committee. The Committee shall determine what, if any, payment is due on the Units. Payment shall be made in cash, in the form of Common Shares at fair market value, or in a combination thereof, as the Committee may determine.

    (f) Termination of Employment. In the event that a participant holding a Unit award ceases to be an employee prior to the end of the applicable performance period by reason of death, disability or retirement, his Units, to the extent earned under the applicable performance targets, shall be payable at the end of the performance period in proportion to the active service of the participant during the performance period, as determined by the Committee. Upon any other termination of employment, participation shall terminate forthwith and all outstanding Units held by the participant shall be canceled.

    (g) Other Terms. The Unit agreements shall contain such other terms and provisions and conditions not inconsistent with the Plan as shall be determined by the Committee.

  11. Restricted Stock Awards. Restricted Stock Awards under the Plan shall be in the form of Common Shares of the Company, restricted as to transfer and subject to forfeiture, and shall be evidenced by restricted stock agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Restriction Period. Restricted Common Shares awarded pursuant to the Plan shall be subject to such terms, conditions, and restrictions, including without limitation: prohibitions against transfer, substantial risks of forfeiture, attainment of performance objectives and repurchase by the Company or right of first refusal, and for such period or periods as shall be determined by the Committee at the time of grant. The Committee shall have the power to permit in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the Common Shares awarded to a participant.

  The performance objectives established by the Committee shall relate to corporate, division or unit performance, and may be established in terms of
  (i) changes in stock price, gross revenue, pre-tax operating income, or earnings per share; or (ii) ratios of stock price, earnings, or pre-tax operating income relative to shareholder's equity, earnings, total assets, or to assets employed; or (iii) a comparison of any of the preceding measures to similar measures for competitors. Multiple objectives may be used and may have the same or different weighting, and they may relate to absolute performance or relative performance as measured against other institutions or divisions or units thereof.

    (b) Restrictions Upon Transfer. Common Shares awarded, and the right to vote such Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except as herein provided, during the restriction period applicable to such Shares. Subject to the foregoing, and except as otherwise provided in the Plan, the participant shall have all the other rights of a shareholder including, but not limited to, the right to receive dividends and the right to vote such Shares.

    (c) Certificates. Each certificate issued in respect of Common Shares awarded to a participant shall be deposited with the Company, or its designee, and shall bear the following legend:

    "This certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the NIPSCO Industries, Inc. 1994 Long-Term incentive Plan and an Agreement entered into by the registered owner. Release from such terms and conditions shall obtain only in accordance with the provisions of the Plan and Agreement, a copy of each of which is on file in the office of the Secretary of said Company."

    (d) Lapse of Restrictions. A restricted stock agreement shall specify the terms and conditions upon which any restrictions upon Common Shares awarded under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, Common Shares, free of the foregoing restrictive legend, shall be issued to the participant or his legal representative.

    (e) Termination Prior to Lapse of Restrictions. In the event of a participant's termination of employment, other than due to death, disability or retirement, prior to the lapse of restrictions applicable to any Common Shares awarded to such participant, all Shares as to which there still remains unlapsed restrictions shall be forfeited by such participant without payment of any consideration to the participant, and neither the participant nor any successors, heirs, assigns, or personal representatives of such participant shall thereafter have any further rights or interest in such Shares or certificates.

  12. Supplemental Cash Payments. Subject to the Company's discretion, stock option, incentive stock option, stock appreciation right, performance unit or restricted stock agreements may provide for the payment of a supplemental cash payment to a participant promptly after the exercise of an option or stock appreciation right, or, at the time of payment of a performance unit or at the end of a restriction period of a restricted stock award. Supplemental cash payments shall be subject to such terms and conditions as shall be provided by the Committee at the time of grant, provided that in no event shall the amount of each payment exceed:

    (a) In the case of an option, the excess of the fair market value of a Common Share on the date of exercise over the option price multiplied by the number of Common Shares for which such option is exercised, or

    (b) In the case of a stock appreciation right, performance unit or restricted stock award, the value of the Common Shares and other consideration issued in payment of such award.

  13. General Restrictions. Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Common Shares subject or related thereto upon any securities exchange or under any state or federal law, or
(ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of Common Shares, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of Common Shares thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained, free of any conditions not acceptable to the Committee.

  14. Rights as a Shareholder. The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for Common Shares are issued to the recipient.

  15. Employment Rights. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in employment or affect any right which his employer may have to terminate the employment of such participant.

  16. Tax--Withholding. Whenever the Company proposes or is required to issue or transfer Common Shares to a participant under the Plan, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Common Shares. If such certificates have been delivered prior to the time a withholding obligation arises, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the participant, as compensation or otherwise, as necessary. Whenever payments under the Plan are to be made to a participant in cash, such payment shall be net of any amount sufficient to satisfy all federal, state and local withholding tax requirements. In lieu of requiring a participant to make a payment to the Company in an amount related to the withholding tax requirement, the Committee may, in its discretion, provide that, at the participant's election, the tax withholding obligation shall be satisfied by the Company's withholding a portion of the Common Shares otherwise distributable to the participant, such Common Shares being valued at their fair market value at the date of exercise, or by the participant's delivering to the Company a portion of the Common Shares previously delivered by the Company, such Common Shares being valued at their fair market value as of the date of delivery of such Common Shares by the participant to the Company. For this purpose, the amount of required withholding shall be a specified rate not less than the statutory minimum federal, state and local (if any) withholding rate, and not greater than the maximum federal, state and local (if any) marginal tax rate applicable to the participant and to the particular transaction. Notwithstanding any provision of the Plan to the contrary, a participant's election pursuant to the preceding sentences (a) must be made on or prior to the date as of which income is realized by the recipient in connection with the particular transaction, and (b) must be irrevocable. In lieu of a separate election on each effective date of each transaction, a participant may file a blanket election with the Committee which shall govern all future transactions until revoked by the participant.

  17. Change in Control. (a) Effect of Change in Control. Notwithstanding any of the provisions of the Plan or any agreement evidencing awards granted hereunder, upon a Change in Control of the Company (as defined in Section 17(b)) all outstanding awards shall become fully exercisable and all restrictions thereon shall terminate in order that participants may fully realize the benefits thereunder. Further, the Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any award, either at the time such award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the exercise of any such award for an amount of cash equal to the difference between the exercise price and the then fair market value of the Common Shares covered thereby had such award been currently exercisable; (ii) provide for the vesting or termination of the restrictions on any such award; (iii) make such adjustment to any such award then outstanding as the Committee deems appropriate to reflect such Change in Control; and (iv) cause any such award then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control.

  (b) Definition of Change in Control. A "Change in Control" of the Company shall be deemed to have occurred if any one of the occurrences of a "Change in Control" set forth in the Change in Control and Termination Agreements between the Company and certain executive officers thereof shall have been satisfied.

  18. Amendment or Termination. The Board or the Committee may at any time terminate, suspend or amend the Plan without the authorization of shareholders to the extent allowed by law, including without limitation any rules issued by the Securities and Exchange Commission under Section 16 of the 1934 Act, insofar as shareholder approval thereof is required in order for the Plan to continue to satisfy the requirements of Rule 16b-3 under the 1934 Act. No termination, suspension or amendment of the Plan shall adversely affect any right acquired by any participant under an award granted before the date of such termination, suspension or amendment, unless such participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right. Subject to the preceding sentence, the Plan as amended and restated effective April 14, 1999 shall apply to all awards at any time granted hereunder.

  19. Effect on Other Plans. Unless otherwise specifically provided, participation in the Plan shall not preclude an employee's eligibility to participate in any other benefit or incentive plan and any awards made pursuant to the Plan shall not be considered as compensation in determining the benefits provided under any other plan.

  20. Duration of the Plan. The Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of Common Shares or the payment of cash, but no award shall be granted more than ten years after the date the Plan is approved by the shareholders, which shall be its effective date of adoption.

                                   EXHIBIT B


                            NIPSCO INDUSTRIES, INC.

                            LONG-TERM INCENTIVE PLAN

(As Amended and Restated Effective April 14, 1999)

                            NIPSCO INDUSTRIES, INC.

                            LONG-TERM INCENTIVE PLAN

               (As Amended and Restated Effective April 14, 1999)

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 1. Purpose................................................................ B-1

 2. Administration and Delegation.......................................... B-1

 3. Review and Approval.................................................... B-2

 4. Shares Subject to Plan................................................. B-2

 5. Participants........................................................... B-2

 6. Awards Under the Plan.................................................. B-2

 7. Section 162(m) Limitations............................................. B-2

 8. Nonqualified Stock Options............................................. B-2
  (a) Option Price......................................................... B-2
  (b) Exercise at Option................................................... B-3
  (c) Payment for Shares................................................... B-3
  (d) Transferability...................................................... B-3
  (e) Rights Upon Termination at Employment................................ B-4

 9. Incentive Stock Options................................................ B-5
  (a) Option Price......................................................... B-5
  (b) Exercise of Option................................................... B-5
  (c) Payment for Shares................................................... B-5
  (d) Transferability...................................................... B-6
  (e) Rights Upon Termination of Employment................................ B-6

10. Stock Appreciation Rights.............................................. B-6
  (a) Award................................................................ B-7
  (b) Term................................................................. B-7
  (c) Payment.............................................................. B-7

11. Performance Units...................................................... B-7
  (a) Performance Period................................................... B-8

                                                                            Page
                                                                            ----
  (b) Valuation of Units...................................................  B-8
  (c) Performance Targets..................................................  B-8
  (d) Adjustments..........................................................  B-8
  (e) Payments of Units....................................................  B-8
  (f) Termination of Employment............................................  B-8
  (g) Other Terms..........................................................  B-9

12. Restricted Stock Awards................................................  B-9
  (a) Restriction Period...................................................  B-9
  (b) Restrictions Upon Transfer...........................................  B-9
  (c) Certificates.........................................................  B-9
  (d) Lapse of Restrictions................................................ B-10
  (e) Termination Prior to Lapse of Restrictions........................... B-10

13. Supplemental Cash Payments............................................. B-10

14. General Restrictions................................................... B-10

15. Rights of a Shareholder................................................ B-11

16. Right to Terminate Employment.......................................... B-11

17. Withholding............................................................ B-11

18. Non-Assignability...................................................... B-12

19. Non-Uniform Determinations............................................. B-12

20. Adjustments............................................................ B-12

21. Amendment or Termination............................................... B-13

22. Effect on Other Plans.................................................. B-13

23. Duration of the Plan................................................... B-13

                            NIPSCO INDUSTRIES, INC.

                           LONG-TERM INCENTIVE PLAN

              (As Amended and Restated Effective April 14, 1999)

  WHEREAS, NIPSCO Industries, Inc. (the "Company") adopted the NIPSCO Industries, Inc. Long-Term Incentive Plan effective April 13, 1988, as last amended and restated effective February 1, 1998; and

  WHEREAS, pursuant to Section 21 of the Plan, the Company wishes to further amend the Plan in certain respects and restate it in a single document;

  NOW THEREFORE, the Plan is hereby amended and restated, effective April 14, 1999, as follows:

  1. Purpose. The purpose of the NIPSCO Industries, Inc., Long-Term Incentive Plan (the "Plan") is to further the earnings of NIPSCO Industries, Inc. (the "Company"), its subsidiaries and their subsidiaries. The Plan provides long-term incentives to those officers and key executives who make substantial contributions by their ability, loyalty, industry and invention. The Company intends that the Plan will thereby facilitate securing, retaining, and motivating management employees of high caliber and potential.

  2. Administration and Delegation. The Plan shall be administered by the Nominating and Compensation Committee ("Committee") of the Board of Directors of the Company ("Board"). The Committee shall be composed of not fewer than two members of the Board who are "nonemployee directors" of the Company within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"), and "outside directors" of the Company within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of awards to officers and other key executive employees under the Plan (which need not be identical), and make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Committee under the Plan shall be conclusive and binding. No member of the Board or of the Committee shall be liable for any action taken, or determination made, hereunder in good faith. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company, pursuant to its by-laws.

  3. Review and Approval. Specific performance goals and details for an award program shall be promulgated by the Committee after consideration of the recommendations of the chief executive officer and shall be submitted to the Board for approval by the majority vote of directors who are not otherwise employed as officers or employees.

  4. Shares Subject to Plan. Subject to the provisions of section 20, the shares of common stock of the Company that may be issued, or may be the measure of stock appreciation rights granted, under the Plan shall not exceed in the aggregate 2,500,000 (5,000,000 after January 30, 1998) of the common shares without par value of the Company ("Shares"). Such Shares may be authorized and unissued Shares or treasury Shares. Except as otherwise provided herein, any Shares subject to an option or right which for any reason expires or is terminated, unexercised as to such Shares, shall again be available under the Plan.

  5. Participants. Persons eligible to participate shall be limited to those officers and other key executive employees who are in positions in which their decisions, actions and counsel significantly impact upon profitability. Directors who are not otherwise officers or employees shall not be eligible to participate in the Plan.

  6. Awards Under the Plan. Awards under the Plan may be in the form of stock options (both options designed to satisfy statutory requirements necessary to receive favorable tax treatment pursuant to any future legislation and options not designed to so qualify under any such future legislation), incentive stock options, stock appreciation rights, performance units, and restricted Shares or such combinations of the above as the Committee may in its discretion deem appropriate.

  7. Section 162(m) Limitations. Subject to Section 20 of the Plan, the maximum number of stock options and stock appreciation rights granted to any person who qualifies as an executive officer named from time to time in the summary compensation table in the Company's annual meeting proxy statement and who is employed by the Company on the last day of the taxable year (the "SCT Executives") shall be 350,000 during the term of the Plan.

  8. Nonqualified Stock Options. Options shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Option Price. The purchase price per Share deliverable upon the exercise of an option shall not be less than 100% of the fair market value of the Share on the day the option is granted, as determined by the Committee. For purposes of the Plan, fair market value shall be the average of the high and low prices on the New York Stock Exchange Composite Transactions on the date of the grant.

    (b) Exercise at Option. Each stock option agreement shall state the period or periods of time within which the option may be exercised by the optionee, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that the option period shall not commence earlier than six months after the date of the grant of the option nor end later than ten years after the date of the grant of the option. The Committee shall have the power to permit in its discretion an acceleration of the previously determined exercise terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

    (c) Payment for Shares. Except as otherwise provided in the Plan or in any stock option agreement, the optionee shall pay the purchase price of the Shares upon the exercise of any option (i) in cash, (ii) in cash received from a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed option (however in the case of an optionee subject to Section 16 of the 1934 Act, this payment option shall only be available to the extent such payment procedures comply with Regulation T issued by the Federal Reserve Board), (iii) by delivering Shares having an aggregate fair market value on the date of exercise equal to the option exercise price, (iv) by directing the Company to withhold such number of Shares otherwise issuable upon exercise of such option having an aggregate fair market value on the date of exercise equal to the option exercise price, (v) by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant, or (vi) by any combination of (i), (ii), (iii), (iv) and (v). In the case of an election pursuant to (i) or (ii) above, cash shall mean cash or check issued by a federally insured bank or savings and loan association, and made payable to NIPSCO Industries, Inc. In the case of payment pursuant to
  (ii), (iii) or (iv) above, the optionee's election must be made on or prior to the date of exercise and shall be irrevocable. In lieu of a separate election governing each exercise of an option, an optionee may file a blanket election with the Committee which shall govern all future exercises of options until revoked by the optionee. The Company shall issue, in the name of the optionee, stock certificates representing the total number of Shares issuable pursuant to the exercise of any option as soon as reasonably practicable after such exercise, provided that any Shares purchased by an optionee through a broker-dealer pursuant to clause (ii) above, shall be delivered to such broker-dealer in accordance with 12 C.F.R.(S) 220.3(e)(4), or other applicable provision of law.

    (d) Transferability. Each stock option agreement shall provide that the option subject thereto is not transferable by the optionee otherwise than by will or the laws of descent or distribution. Notwithstanding the preceding sentence, an optionee, at any time prior to his death, may assign all or any portion of the option to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, or (iii) a tax-exempt organization as described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. In such event the spouse, lineal descendant, trustee or tax-exempt organization will be entitled to all of the rights of the optionee with respect to the assigned portion of such option, and such portion of the option will continue to be subject to all of the terms, conditions and restrictions applicable to the option as set forth herein, and in the related stock option agreement, immediately prior to the effective date of the assignment. Any such assignment will be permitted only if (i) the optionee does not receive any consideration therefor, and
  (ii) the assignment is expressly approved by the Committee or its delegate. Any such assignment shall be evidenced by an appropriate written document executed by the optionee, and a copy thereof shall be delivered to the Committee or its delegate on or prior to the effective date of the assignment. This paragraph shall apply to all nonqualified stock options granted under the Plan at any time.

    (e) Rights Upon Termination at Employment. In the event that an optionee ceases to be an employee for any reason other than death, disability or retirement, the optionee shall have the right to exercise the option during its term within a period of thirty days after such termination to the extent that the option was exercisable at the date of such termination of employment, or during such other period and subject to such terms as may be determined by the Committee. In the event that an optionee dies, retires, or becomes disabled prior to termination of his option without having fully exercised his option, the optionee or his successor shall have the right to exercise the option during its term within a period of twelve months after the date of such termination due to death, disability or retirement, to the extent that the option was exercisable at the date of termination due to death, disability or retirement, or during such other period and subject to such terms as may be determined by the Committee. For purposes of the Plan, the term "disability" shall mean the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee, in its sole discretion, shall determine the date of any disability. For purposes of the Plan, the term "retirement" shall mean retirement as defined in the Company's pension plan.

  9. Incentive Stock Options. Incentive stock options shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Option Price. The purchase price per Share of stock deliverable upon the exercise of an option shall not be less than 100% of the fair market value (as defined in subsection 8(a)) of the stock on the day the option is granted, as determined by the Committee except as provided in Section 9(b).

    (b) Exercise of Option. Each stock option agreement shall state the period or periods of time within which the option may be exercised by the optionee, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that the option period shall not commence earlier than six months after the date of the grant of the option nor end later than ten years after the date of the grant of the option. The aggregate fair market value (determined with respect to each incentive stock option at the time of grant) of the Shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000. If the aggregate fair market value (determined at the time of grant) of the Shares subject to an option, which first becomes exercisable in any calendar year exceeds the limitation of this Section 9(b), so much of the option that does not exceed the applicable dollar limit shall be an incentive stock option and the remainder shall be a nonqualified stock option; but in all other respects, the original option agreement shall remain in full force and effect. As used in this Section 9, the words "parent" and "subsidiary" shall have the meanings given to them in Section 425(e) and 425(f) of the Internal Revenue Code of 1986, as amended. Notwithstanding anything herein to the contrary, if an incentive stock option is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, within the meaning of Section 422(b)(6) of the Internal Revenue Code of 1986, as amended, (i) the purchase price of each Share subject to the incentive stock option shall be not less than one hundred ten percent (110%) of the fair market value of the Shares on the date the incentive stock option is granted, and
  (ii) the incentive stock option shall expire and all rights to purchase Shares thereunder shall cease no later than the fifth anniversary of the date the incentive stock option was granted.

    (c) Payment for Shares. Except as otherwise provided in the Plan or in any stock option agreement, the optionee shall pay the purchase price of the Shares upon the exercise of any option, (i) in cash, (ii) in cash received from a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed option (however in the case of an optionee subject to Section 16 of the 1934 Act, this payment option shall only be available to the extent such payment procedures comply with Regulation T issued by the Federal Reserve Board), (iii) by delivering Shares having an aggregate fair market value on the date of exercise equal to the option exercise price, (iv) by directing the Company to withhold such number of Shares otherwise issuable upon exercise of such option having an aggregate fair market value on the date of exercise equal to the option exercise price, (v) by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant, or (vi) by any combination of (i), (ii), (iii), (iv) and (v). In the case of an election pursuant to (i) or (ii), cash shall mean cash or check issued by a federally insured bank or savings and loan association, and made payable to NIPSCO Industries, Inc. In the case of payment pursuant to (ii), (iii) or
  (iv) above, the optionee's election must be made on or prior to the date of exercise and shall be irrevocable. In lieu of a separate election governing each exercise of an option, an optionee may file a blanket election with the Committee which shall govern all future exercises of options until revoked by the optionee. The Company shall issue, in the name of the optionee, stock certificates representing the total number of Shares issuable pursuant to the exercise of any option as soon as reasonably practicable after such exercise, provided that any Shares purchased by an optionee through a broker-dealer pursuant to clause (ii) above, shall be delivered to such broker-dealer in accordance with 12 C.F.R.
  (S) 220.3(e)(4), or other applicable provision of law.

    (d) Transferability. Each stock option agreement shall provide that it is not transferable by the optionee otherwise than by will or the laws of descent or distribution.

    (e) Rights Upon Termination of Employment. In the event that an optionee ceases to be an employee for any reason, the optionee (or in the case of his death, his beneficiary or personal representative) shall have the right to exercise the option during the term within a period of ninety days (or in the case of termination of employment because of disability, within a period of one year) after such termination to the extent that the option was exercisable at the date of such termination of employment, or during such other period and subject to such terms as may be determined by the Committee.

  The provisions of this section 9 shall be construed and applied, and (subject to the limitations of section 21) shall be amended from time to time so as to comply with Section 422 of the Internal Revenue Code of 1986, as amended, or its successors and regulations issued thereunder.

  10. Stock Appreciation Rights. Stock appreciation rights shall be evidenced by stock appreciation right agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Award. A stock appreciation right shall entitle the grantee to receive upon exercise the excess of (i) the fair market value of a specified number of Shares at the time of exercise over (ii) a specified price which shall not be less than 100% of the fair market value of the Shares at the time the stock appreciation right was granted, or, if connected with a previously issued stock option, not less than 100% of the fair market value of the Shares at the time such option was granted. A stock appreciation right may be granted in connection with all or any portion of a previously or contemporaneously granted stock option or not in connection with a stock option.

    (b) Term. Stock appreciation rights shall be granted for a period of not less than one year nor more than ten years, and shall be exercisable in whole or in part, at such time or times and subject to such other terms and conditions as shall be prescribed by the Committee at the time of grant, subject to the following:

      (i) No stock appreciation right shall be exercisable in whole or in part, during the six month period starting with the date of grant; and

      (ii) Stock appreciation rights will be exercisable only during a grantee's employment, except that in the discretion of the Committee a stock appreciation right may be made exercisable for up to thirty days after the grantee's employment is terminated for any reason other than death, disability or retirement. In the event that a grantee dies, retires, or becomes disabled without having fully exercised his stock appreciation rights, the grantee or his successor shall have the right to exercise the stock appreciation rights during their term within a period of twelve months after the date of such termination due to death, disability or retirement to the extent that the right was exercisable at the date of such termination, or during such other period and subject to such terms as may be determined by the Committee.

      The Committee shall have the power to permit in its discretion an acceleration of previously determined exercise terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

    (c) Payment. Upon exercise of a stock appreciation right, payment shall be made in cash, in the form of Shares at fair market value, or in a combination thereof, as the Committee may determine.

  11. Performance Units. Performance Units ("Units") shall be evidenced by performance unit agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Performance Period. At the time of award, the Committee shall establish with respect to each Unit award a performance period of not less than two, nor more than five years.

    (b) Valuation of Units. At the time of award, the Committee shall establish with respect to each such award a value for each Unit which shall not thereafter change, or which may vary thereafter determinable from criteria specified by the Committee at the time of award.

    (c) Performance Targets. At the time of award, the Committee shall establish maximum and minimum performance targets to be achieved with respect to each award during the performance period. The participant shall be entitled to payment with respect to all Units awarded if the maximum target is achieved during the performance period, but shall be entitled to payment with respect to a portion of the Units awarded according to the level of achievement of performance targets, as specified by the Committee, for performance during the performance period which meets or exceeds the minimum target but fails to meet the maximum target.

    The performance targets established shall relate to corporate, division, or unit performance and may be established in terms of (i) changes in stock price, gross revenue, pre-tax operating income, or earnings per share; or
  (ii) ratios of stock price, earnings, or pre-tax operating income relative to shareholder's equity, earnings, total assets, or to assets employed; or
  (iii) a comparison of any of the preceding measures to similar measures for competitors. Multiple targets may be used and may have the same or different weighting, and they may relate to absolute performance or relative performance as measured against other institutions or divisions or units thereof.

    (d) Adjustments. At any time prior to payment of the Units, the Committee may adjust previously established performance targets and other terms and conditions, including the corporation's, or division's or unit's financial performance for Plan purposes, to reflect major unforeseen events such as changes in laws, regulations or accounting practices, mergers, acquisitions or divestitures or extraordinary, unusual or non-recurring items or events.

    (e) Payments of Units. Following the conclusion of each performance period, the Committee shall determine the extent to which performance targets have been attained for such period as well as the other terms and conditions established by the Committee. The Committee shall determine what, if any, payment is due on the Units. Payment shall be made in cash, in the form of Shares at fair market value, or a combination thereof, as the Committee may determine.

    (f) Termination of Employment. In the event that a participant holding a Unit award ceases to be an employee prior to the end of the applicable performance period by reason of death, disability or retirement, his Units, to the extent earned under the applicable performance targets, shall be payable at the end of the performance period in proportion to the active service of the participant during the performance period, as determined by the Committee. Upon any other termination of employment, participation shall terminate forthwith and all outstanding Units held by the participant shall be canceled.

    (g) Other Terms. The Unit agreements shall contain such other terms and provisions and conditions not inconsistent with the Plan as shall be determined by the Committee.

  12. Restricted Stock Awards. Restricted Stock Awards under the Plan shall be in the form of Shares of the Company, restricted as to transfer and subject to forfeiture, and shall be evidenced by restricted stock agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Restriction Period. Shares awarded pursuant to the Plan shall be subject to such terms, conditions, and restrictions, including without limitation: prohibitions against transfer, substantial risks of forfeiture, attainment of performance objectives and repurchase by the Company or right of first refusal, and for such period or periods as shall be determined by the Committee at the time of grant. The Committee shall have the power to permit in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the Shares awarded to a participant.

    (b) Restrictions Upon Transfer. Shares awarded, and the right to vote such Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except as herein provided, during the restriction period applicable to such Shares. Subject to the foregoing, and except as otherwise provided in the Plan, the participant shall have all the other rights of a shareholder including, but not limited to, the right to receive dividends and the right to vote such Shares.

    The performance objectives established by the Committee shall relate to corporate, division or unit performance, and may be established in terms of
  (i) changes in stock price, gross revenue, pre-tax operating income, or earnings per share; or (ii) ratios of stock price, earnings, or pre-tax operating income relative to shareholder's equity, earnings, total assets, or to assets employed; or (iii) a comparison of any of the preceding measures to similar measures for competitors. Multiple objectives may be used and may have the same or different weighting, and they may relate to absolute performance or relative performance as measured against other institutions or divisions or units thereof.

    (c) Certificates. Each certificate issued in respect of Shares awarded to a participant shall be deposited with the Company, or its designee, and shall bear the following legend:

      "This certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the

    NIPSCO Industries, Inc. Long-Term Incentive Plan and an Agreement entered into by the registered owner. Release from such terms and conditions shall obtain only in accordance with the provisions of the Plan and Agreement, a copy of each of which is on file in the office of the Secretary of said Company."

    (d) Lapse of Restrictions. The Agreement shall specify the terms and conditions upon which any restrictions upon Shares awarded under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, Shares, free of the foregoing restrictive legend, shall be issued to the participant or his legal representative.

    (e) Termination Prior to Lapse of Restrictions. In the event of a participant's termination of employment, other than due to death or retirement, prior to the lapse of restrictions applicable to any Shares awarded to such participant, all Shares as to which there still remains unlapsed restrictions shall be forfeited by such participant without payment of any consideration to the participant, and neither the participant nor any successors, heirs, assigns, or personal representatives of such participant shall thereafter have any further rights or interest in such Shares or certificates.

  13. Supplemental Cash Payments. Subject to the Company's discretion, stock option, incentive stock option, stock appreciation right, performance unit or restricted stock agreements may provide for the payment of a supplemental cash payment to a participant promptly after the exercise of an option or stock appreciation right, or, at the time of payment of a performance unit or at the end of a restriction period of a restricted stock award. Supplemental cash payments shall be subject to such terms and conditions as shall be provided by the Committee at the time of grant, provided that in no event shall the amount of each payment exceed:

    (a) In the case of an option, the excess of the fair market value of a Share on the date of exercise over the option price multiplied by the number of Shares for which such option is exercised, or

    (b) In the case of a stock appreciation right, performance unit or restricted stock award, the value of the Shares and other consideration issued in payment of such award.

  14. General Restrictions. Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, or
(ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of Shares, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of Shares thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained, free of any conditions not acceptable to the Committee.

  15. Rights of a Shareholder. The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for Shares are issued to him.

  16. Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in employment or affect any right which his employer may have to terminate the employment of such participant.

  17. Withholding. Whenever the Company proposes or is required to issue or transfer Shares to a participant under the Plan, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. If such certificates have been delivered prior to the time a withholding obligation arises, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the participant, as compensation or otherwise, as necessary. Whenever payments under the Plan are to be made to a participant in cash, such payment shall be net of any amount sufficient to satisfy all federal, state and local withholding tax requirements. In lieu of requiring a participant to make a payment to the Company in an amount related to the withholding tax requirement, the Committee may, in its discretion, provide that at the participant's election, the tax withholding obligation shall be satisfied by the Company's withholding a portion of the Shares otherwise distributable to the participant, such Shares being valued at the fair market value at the date of exercise, or by the participant's delivering to the Company a portion of the Shares previously delivered by the Company, such Shares being valued at their fair market value as of the date of delivery of such Shares by the participant to the Company. For this purpose, the amount of required withholding shall be a specified rate not less than the statutory minimum federal, state and local (if any) withholding rate, and not greater than the maximum federal, state and local (if any) marginal tax rate applicable to the participant and to the particular transaction. Notwithstanding any provision of the Plan to the contrary, a participant's election pursuant to the preceding sentences (a) must be made on or prior to the date as of which income is realized by the recipient in connection with the particular transaction, and (b) must be irrevocable. In lieu of a separate election on each effective date of each transaction, a participant may file a blanket election with the Committee which shall govern all future transactions until revoked by the participant.

  18. Non-Assignability. No award under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or except as set forth in subsection 8(d). During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

  19. Non-Uniform Determinations. The Committee's determinations under the Plan (including, without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

  20. Adjustments. (i) Appropriate adjustments in the aggregate number of Shares issuable pursuant to the Plan, the number of Shares subject to each outstanding award granted under the Plan, the option price with respect to options and connected stock appreciation rights, the specified price of stock appreciation rights not connected to options, and the value for Units, shall be made to give effect to any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, whether through recapitalization, stock split, reverse stock split, spin-off, spin-out or other distribution of assets to stockholders, stock distributions or combinations of Shares, payment of stock dividends, other increase or decrease in the number of such Shares outstanding effected without receipt of consideration by the Company, or any other occurrence for which the Committee determines an adjustment is appropriate.

  (ii) In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, or an acquisition by the Company of the stock or assets of any other corporation or corporations, there shall be substituted on an equitable basis, as determined by the Committee in its sole discretion, for each Share then subject to the Plan, and for each Share then subject to an award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Shares of the Company are entitled pursuant to such transaction.

  (iii) Without limiting the generality of the foregoing provisions of this paragraph, any such adjustment shall be deemed to have prevented any dilution or enlargement of a participant's rights, if such participant receives in any such adjustment, rights that are substantially similar (after taking into account the fact that the participant has not paid the applicable option price) to the rights the participant would have received had he exercised his outstanding award and become a shareholder of the Company immediately prior to the event giving rise to such adjustment. Adjustments under this paragraph shall be made by the Committee, whose decision as to the amount and timing of any such adjustment shall be conclusive and binding on all persons.

  21. Amendment or Termination. The Board or the Committee may at any time terminate, suspend or amend the Plan without the authorization of stockholders to the extent allowed by law, including without limitation any rules issued by the Securities and Exchange Commission under Section 16 of the 1934 Act, insofar as shareholder approval thereof is required in order for the Plan to continue to satisfy the requirements of Rule 16b-3 under the 1934 Act. No termination, suspension or amendment of the Plan shall adversely affect any right acquired by any participant under an award granted before the date of such termination, suspension or amendment, unless such participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right. Subject to the preceding sentence, the Plan as amended and restated effective April 14, 1999 shall apply to all awards at any time granted hereunder. Any member of the Board who is an officer or employee of the Company shall be without a vote on any proposed amendment to the Plan, or on any other matter which might affect that member's individual interest under the Plan.

  22. Effect on Other Plans. Unless otherwise specifically provided, participation in the Plan shall not preclude an employee's eligibility to participate in any other benefit or incentive plan and any awards made pursuant to the Plan shall not be considered as compensation in determining the benefits provided under any other plan.

  23. Duration of the Plan. The Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of Shares or the payment of cash, but no award shall be granted more than ten years after the date the Plan is approved by the shareholders, which shall be its effective date of adoption.

                                        NIPSCO Industries, Inc.

--------------------------------------------------------------------------------

  Officers                              NOTICE OF ANNUAL
  Gary L. Neale                         MEETING AND
   Chairman,                            PROXY STATEMENT
  President and

   Chief Executive                      1999
  Officer
  Stephen P. Adik
   Senior Executive Vice
   President and Chief
   Financial Officer, and
   Treasurer
  Patrick J. Mulchay
   Executive Vice President
   President and Chief
   Operating Officer, Northern
   Indiana Public Service
   Company
  Jeffrey W. Yundt
   Executive Vice President
   President and Chief
   Executive Officer,
   Bay State Gas Company
  James K. Abcouwer
   Senior Vice President
  Joseph L. Turner
   Senior Vice President
  Thomas J. Aruffo
   Vice President, Chief
   Information Officer
  David A. Kelly
   Vice President, Taxes
  Mark T. Maassel
   Vice President, Regulatory
   and Government Policy
  Mark D. Wyckoff
   Vice President, Human
   Resources, and Assistant
   Secretary
  Arthur E. Smith,
  Jr.
   Environmental Officer and
   Counsel
  Dennis E. Senchak
   Assistant Treasurer
  Gail W. Harowski
   Assistant Treasurer
  Nina M. Rausch
   Secretary
  Gary W. Pottorff
   Auditor

  NIPSCO Industries, Inc.
  801 E. 86th Avenue
  Merrillville, Indiana 46410
--------------------------------------------------------------------------------

PROXY                                                                      PROXY
                            NIPSCO Industries, Inc.

          This Proxy is Solicited on Behalf of the Board of Directors for The Annual Meeting of Shareholders, April 14, 1999

The undersigned hereby appoints Gary L. Neale and Stephen P. Adik, or either of them, the attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders of the Company, to be held at the Century Center, 120 South Saint Joseph Street, South Bend, Indiana, on Wednesday, April 14, 1999, at 10 a.m., EST, and at any adjournment or adjournments thereof.

Unless otherwise marked, this proxy will be voted "FOR" the nominees listed in Proposal 1 and "FOR" Proposals 2, 3 and 4.

The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement relating to the Annual Meeting and hereby revokes any proxy or proxies heretofore given. The undersigned shareholder may revoke this proxy at any time before it is voted by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

                            NIPSCO INDUSTRIES, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. []


1. To elect three directors to serve on the Board of Directors, each for a three-year term and until their respective successors are elected and qualified.

   Nominees: Ian M. Rolland, John W. Thompson and Roger A. Young

   For [_]   Withheld [_]    For All Except [_]


2. To approve the Amended and Restated 1994 Incentive Plan.

   For [_]   Against [_]    Abstain [_]


INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

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3. To approve the Amended and Restated 1988 Incentive Plan.

   For [_]   Against [_]    Abstain [_]


4. To amend Article 1 of the Company's Articles of Incorporation to change the name of the Company to NiSource Inc.

   For [_]   Against [_]    Abstain [_]


If you plan to attend the annual meeting in person, please indicate below the number of shareholder(s) attending: ____________________________________________


                                       Dated: ____________________________, 1999


                                      Signature(s) ____________________________


                                      -----------------------------------------
Please sign exactly as your name appears hereon. Joint owners should each sign. Where applicable, indicate your official position or representative capacity.